UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811- 22309

Transparent Value Trust

(Exact name of registrant as specified in charter)

702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850

(Address of principal executive offices) (Zip code)

Amy J. Lee

Transparent Value Trust
702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end: September 30

Date of reporting period: October 1, 2020 - September 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.	Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

9.30.2021

Guggenheim Funds Annual Report

Transparent Value Trust
Guggenheim Directional Allocation Fund
Guggenheim RBP® Dividend Fund
Guggenheim RBP® Large-Cap Defensive Fund
Guggenheim RBP® Large-Cap Market Fund
Guggenheim RBP® Large-Cap Value Fund

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TABLE OF CONTENTS

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
DIRECTIONAL ALLOCATION FUND	9
RBP® DIVIDEND FUND	19
RBP® LARGE-CAP DEFENSIVE FUND	30
RBP® LARGE-CAP MARKET FUND	40
RBP® LARGE-CAP VALUE FUND	50
NOTES TO FINANCIAL STATEMENTS	60
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	68
OTHER INFORMATION	69
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	75
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	80
LIQUIDITY RISK MANAGEMENT PROGRAM	83

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2021

Dear Shareholder:

Guggenheim Partners Investment Management, LLC (“GPIM” or the “Investment Adviser”), is pleased to present the shareholder report for Guggenheim RBP® Funds (the “Funds”). This report covers the annual fiscal year ended September 30, 2021.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC, (“Guggenheim”) a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Managers’ Commentary for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Guggenheim Partners Investment Management, LLC

October 31, 2021

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

COVID-19. The outbreak of COVID-19 and the current recovery underway has caused disruption to consumer demand, economic output, and supply chains. There are still travel restrictions, quarantines, and disparate global vaccine distributions. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes. These include providing direct capital infusions into companies, introducing new monetary programs, and considerably lowering interest rates. In some cases, these responses resulted in negative interest rates and higher inflation. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, continue to cause higher inflation, heighten investor uncertainty, and adversely affect the value of the Funds’ investments and the performance of the Funds. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

Directional Allocation Fund may not be suitable for all investors. ● Investing in the Fund involves risk, including loss of principal. ●Since the Fund invest in securities comprising an index created by a proprietary model the Fund may have a lower return than if the Fund was managed using a fundamental or index-based strategy that did not incorporate quantitative analysis. The Fund’s return may not match or achieve a high degree of correlation with the return of the index. ●The large capitalization companies in which the Fund invests may underperform other segments of the equity market, or the equity market as a whole. ●The Fund’s assets will only be concentrated in an industry or group of industries to the extent that the index concentrates in a particular industry or group of industries. By concentrating its assets in a single industry or group of industries, the Fund is subject to the risk that economic, political, or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of industries. ●The Fund is subject to risks

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

September 30, 2021

related to investments in REITs, including fluctuations in the value of underlying properties, defaults by borrowers or tenants, lack of diversification, heavy cash flow dependency, self-liquidation, and potential failure to qualify for tax-free pass through of income and exemption from registration as an investment company. ●The Fund may also invest in derivative instruments, investments whose values depend on the performance of an underlying security, asset, interest rate, index, or currency and entail potentially higher volatility and risk of loss compared to traditional stock or bond investments. ● The Fund may invest in fixed income securities that change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

RBP Dividend Fund may not be suitable for all investors. ● The Fund seeks to track a quantitative strategy index and as a result may have lower returns than other types of index-based strategies. ● An investment in the Fund involves risk, including loss of principal. Since the Fund invests in securities comprising an index created by a proprietary model, the Fund may have a lower return than if the Fund were managed using a fundamental or index-based strategy that did not incorporate quantitative analysis. ● The Fund’s return may not match or achieve a high degree of correlation with the return of the index. ● The large capitalization companies in which the Fund invests may underperform other segments of the equity market or the equity market as a whole. ● The Fund’s assets will only be concentrated in an industry or group of industries to the extent that the index concentrates in a particular industry or group of industries. By concentrating its assets in a single industry or group of industries, the Fund is subject to the risk that economic, political, or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of industries. ● The Fund is subject to risks related to investments in REITs, including fluctuations in the value of underlying properties, defaults by borrowers or tenants, lack of diversification, heavy cash flow dependency, self-liquidation, and potential failure to qualify for tax-free pass through of income and exemption from registration as an investment company. ● The Fund may also invest in derivative instruments, investments whose values depend on the performance of an underlying security, asset, interest rate, index, or currency and entail potentially higher volatility and risk of loss compared to traditional stock or bond investments. ● The Fund may invest in fixed income securities that change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

RBP Large-Cap Defensive Fund may not be suitable for all investors. ● The Fund seeks to track a quantitative strategy index and as a result may have lower returns than other types of index-based strategies. ● An investment in the Fund involves risk, including loss of principal. Since the Fund invests in securities comprising an index created by a proprietary model, the Fund may have a lower return than if the Fund were managed using a fundamental or index-based strategy that did not incorporate quantitative analysis. ● The Fund’s return may not match or achieve a high degree of correlation with the return of the index. ● The large capitalization companies in which the Fund invests may underperform other segments of the equity market or the equity market as a whole. ● The Fund’s assets will only be concentrated in an industry or group of industries to the extent that the index concentrates in a particular industry or group of industries. By concentrating its assets in a single industry or group of industries, the Fund is subject to the risk that economic, political, or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of industries. ● The Fund is subject to risks related to investments in REITs, including fluctuations in the value of underlying properties, defaults by borrowers or tenants, lack of diversification, heavy cash flow dependency, self-liquidation, and potential failure to qualify for tax-free pass through of income and exemption from registration as an investment company. ● The Fund may also invest in derivative instruments, investments whose values depend on the performance of an underlying security, asset, interest rate, index, or currency and entail potentially higher volatility and risk of loss compared to traditional stock or bond investments. ● The Fund may invest in fixed income securities that change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

RBP Large-Cap Market Fund may not be suitable for all investors. ● The Fund seeks to track a quantitative strategy index and as a result may have lower returns than other types of index-based strategies. ● An investment in the Fund involves risk, including loss of principal. Since the Fund invests in securities comprising an index created by a proprietary model, the Fund may have a lower return than if the Fund were managed using a fundamental or index-based strategy that did not incorporate quantitative analysis. ● The Fund’s return may not match or achieve a high degree of correlation with the return of the index. ● The large capitalization companies in which the Fund invests may underperform other segments of the equity market or the equity market as a whole. ● The Fund’s assets will only be concentrated in an industry or group of industries to the extent that the index concentrates in a particular industry or group of industries. By concentrating its assets in a single industry or group of industries, the Fund is subject to the risk that economic, political, or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of industries. ● The Fund is subject to risks related to investments in REITs, including fluctuations in the value of underlying properties, defaults by borrowers or tenants, lack of diversification, heavy cash flow dependency, self-liquidation, and potential failure to qualify for tax-free pass through of income and exemption from registration as an investment company. ● The Fund may also invest in derivative instruments, investments whose values depend on the performance of an underlying security, asset, interest rate, index, or currency and entail potentially higher volatility and risk of loss compared to traditional stock or bond investments. ● The Fund may invest in fixed income securities that change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

RBP Large-Cap Value Fund may not be suitable for all investors. ● The Fund seeks to track a quantitative strategy index and as a result may have lower returns than other types of index-based strategies. ● An investment in the Fund involves risk, including loss of principal. Since the Fund invests in securities comprising an index created by a proprietary model, the Fund may have a lower return than if the Fund were managed using a fundamental or index-based strategy that did not incorporate quantitative analysis. ● The Fund’s return may not match or achieve a high degree of correlation with the return of the index. ● The large capitalization companies in which the Fund invests may underperform other segments of the equity market or the equity market as a whole. ● The Fund’s assets will only be concentrated in an industry or group of industries to the extent that the index concentrates in a particular industry or group of industries. By concentrating its assets in a single industry or group of industries, the Fund is subject to the risk that economic, political, or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of industries. ● The Fund is subject to risks related to investments in REITs, including fluctuations in the value of underlying properties, defaults by borrowers or tenants, lack of diversification, heavy cash flow dependency, self-liquidation, and potential failure to qualify for tax-free pass through of income and exemption from registration as an investment company. ● The Fund may also invest in derivative instruments, investments whose values depend on the performance of an underlying security, asset, interest rate, index, or currency and entail potentially higher volatility and risk of loss compared to traditional stock or bond investments. ● The Fund may invest in fixed income securities that change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2021

In the 12 months ending September 30, 2021, the equity market experienced a relatively steady upward climb that reversed amid seasonal pressures, inflation worry, and market uncertainty about the economic damage brought about by the potential emergence of new COVID variants.

The ten-year Treasury climbed 83 basis points to 1.52% from 0.69% over the period. Treasury yields posted their biggest rise in months following the Federal Open Market Committee (“FOMC”) meeting in September, at which Chair Powell noted that inflation would be higher and last longer than previously expected. Treasury yields continued to rise toward the end of the month.

Reports circulating in September about the inability of Evergrande, China’s second largest real estate development company, to repay an installment on its approximately $300 billion in debt sparked panic in credit markets in Asia. There was chatter about an Evergrande bankruptcy, a la Lehman Brothers, that would ignite a conflagration that could ravage China’s debt-reliant economy and spread across the world, triggering another global financial crisis. Others saw echoes of the collapse of Long-Term Capital Management, the highly leveraged hedge fund that collapsed in 1998 and required a bailout and debt rewind managed by the Federal Reserve (the “Fed”) to quell fears of a global financial meltdown.

As the month of September progressed and the Chinese government stepped in with liquidity and behind-the-scenes pressure on state-owned and state-backed enterprises to purchase Evergrande assets, tensions eased, but the question remains as to what ultimately will become of Evergrande. The most likely outcome is a “controlled fire” approach in which the government attempts to limit the contagion of Evergrande’s woes by propping up the company until its debts are restructured and reshuffled, its projects completed by others, and its properties sold off.

As Evergrande troubles captured the world’s attention, the September FOMC meeting made it clear that the Fed was not overly worried, at least not enough to push back its forecasted rate hikes. In fact, the tone of the meeting was somewhat hawkish, with the month’s Summary of Economic Projections revealing that half the committee members penciled in a rate hike for 2022. That would give them a policy option should elevated inflation turn out to be less temporary than expected. It also implies that a tapering of asset purchases would be completed sooner rather than later—a timetable corroborated when Chair Powell gave the strongest indication yet that tapering may start in November and for the first time suggested that asset purchases could conclude by mid-2022.

Markets reacted favorably to the Fed’s relatively sanguine view of the Evergrande situation, perhaps breathing a sigh of relief that it considers the problem insufficiently dangerous either to warrant action or to delay the normalization of rates in the United States. Interestingly, in place of several instances of the word “transitory” in the four previous FOMC press conference transcripts, the September transcript included no mention of the word, which may help explain the hawkish tilt to the meeting. Regarding the path for rates, half of FOMC members now see at least one hike in 2022, up from 39 percent in June. The median FOMC participant now sees in excess of six cumulative hikes through 2024, signaling an acknowledgement of intensifying supply side pressures and a labor market that could be at full employment within the next year.

For the 12-month period ended September 30, 2021, the S&P 500® Index* returned 30.00%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 25.73%. The return of the MSCI Emerging Markets Index* was 18.20%.

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a -0.90% return for the 12-month period, while the Bloomberg U.S. Corporate High Yield Index* returned 11.28%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.07% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2021

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Bloomberg 1-3 Month U.S. Treasury Bill Index includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and nonconvertible. The 1-3 Month U.S. Treasury Bill Index is market capitalization weighted and the securities in the index are updated on the last business day of each month.

Dow Jones U.S. Large-Cap Total Stock Market IndexSM is a subset of the Dow Jones U.S. Total Stock Market IndexSM, which measures all U.S. equity securities with readily available prices. It includes stocks among the largest 750.

Dow Jones U.S. Large-Cap Value Total Stock Market IndexSM is a subset of the Dow Jones U.S. Large-Cap Total Stock Market IndexSM which in turn comprises the largest 750 constituents of the Dow Jones U.S. Total Stock Market IndexSM, which measures all U.S. equity securities with readily available prices.

Dow Jones U.S. Mid-Cap Total Stock Market IndexSM is a float-adjusted market capitalization weighted index that reflects the shares of securities of the mid-cap portion of the Dow Jones U.S. Total Stock Market Index actually available to investors in the marketplace. The Mid-Cap Index includes the components ranked 501-1000 by full market

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P 500 Value Index is a market-capitalization-weighted index developed by Standard and Poor’s consisting of those stocks within S&P 500 Index that exhibit strong value characteristics.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2021 and ending September 30, 2021.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2021	Ending Account Value September 30, 2021	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Directional Allocation Fund
A-Class	1.42%	7.73%	$ 1,000.00	$ 1,077.30	$ 7.39
C-Class	2.09%	7.39%	1,000.00	1,073.90	10.87
P-Class	1.34%	7.73%	1,000.00	1,077.30	6.98
Institutional Class	1.09%	7.89%	1,000.00	1,078.90	5.68
RBP® Dividend Fund
A-Class	1.20%	1.60%	1,000.00	1,016.00	6.06
C-Class	1.95%	1.18%	1,000.00	1,011.80	9.83
P-Class	1.20%	1.62%	1,000.00	1,016.20	6.07
Institutional Class	0.95%	1.75%	1,000.00	1,017.50	4.80
RBP® Large-Cap Defensive Fund
A-Class	1.20%	4.29%	1,000.00	1,042.90	6.20
C-Class	1.95%	3.86%	1,000.00	1,038.60	10.02
P-Class	1.20%	4.31%	1,000.00	1,043.10	6.20
Institutional Class	0.95%	4.36%	1,000.00	1,043.60	4.92
RBP® Large-Cap Market Fund
A-Class	1.20%	6.49%	1,000.00	1,064.90	6.21
C-Class	1.95%	6.07%	1,000.00	1,060.70	10.07
P-Class	1.20%	6.41%	1,000.00	1,064.10	6.21
Institutional Class	0.95%	6.61%	1,000.00	1,066.10	4.92
RBP® Large-Cap Value Fund
A-Class	1.20%	4.28%	1,000.00	1,042.80	6.15
C-Class	1.95%	3.97%	1,000.00	1,039.70	9.97
P-Class	1.20%	4.23%	1,000.00	1,042.30	6.14
Institutional Class	0.95%	4.40%	1,000.00	1,044.00	4.87

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2021	Ending Account Value September 30, 2021	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
Directional Allocation Fund
A-Class	1.42%	5.00%	$ 1,000.00	$ 1,017.95	$ 7.18
C-Class	2.09%	5.00%	1,000.00	1,014.59	10.56
P-Class	1.34%	5.00%	1,000.00	1,018.35	6.78
Institutional Class	1.09%	5.00%	1,000.00	1,019.60	5.52
RBP® Dividend Fund
A-Class	1.20%	5.00%	1,000.00	1,019.05	6.07
C-Class	1.95%	5.00%	1,000.00	1,015.29	9.85
P-Class	1.20%	5.00%	1,000.00	1,019.05	6.07
Institutional Class	0.95%	5.00%	1,000.00	1,020.31	4.81
RBP® Large-Cap Defensive Fund
A-Class	1.20%	5.00%	1,000.00	1,019.05	6.12
C-Class	1.95%	5.00%	1,000.00	1,015.29	9.90
P-Class	1.20%	5.00%	1,000.00	1,019.05	6.12
Institutional Class	0.95%	5.00%	1,000.00	1,020.31	4.86
RBP® Large-Cap Market Fund
A-Class	1.20%	5.00%	1,000.00	1,019.05	6.07
C-Class	1.95%	5.00%	1,000.00	1,015.29	9.85
P-Class	1.20%	5.00%	1,000.00	1,019.05	6.07
Institutional Class	0.95%	5.00%	1,000.00	1,020.31	4.81
RBP® Large-Cap Value Fund
A-Class	1.20%	5.00%	1,000.00	1,019.05	6.07
C-Class	1.95%	5.00%	1,000.00	1,015.29	9.85
P-Class	1.20%	5.00%	1,000.00	1,019.05	6.07
Institutional Class	0.95%	5.00%	1,000.00	1,020.31	4.81

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest, if any.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2021 to September 30, 2021.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2021

To Our Shareholders

Guggenheim Directional Allocation Fund (the “Fund”) is managed by a team of seasoned professionals led by Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; Burak Hurmeydan, Ph.D., Director and Portfolio Manager; and Douglas Makin, Director and Portfolio Manager. The following paragraphs discuss the Fund for the fiscal year ended September 30, 2021.

For the one-year period ended September 30, 2021, Guggenheim Directional Allocation Fund returned 29.42%1 compared with the 30.73% return of its benchmark, the Dow Jones U.S. Large-Cap Total Stock Market Index. In addition, the Guggenheim Directional Allocation IndexSM (the “Index”) returned 31.26%.

Strategy Overview

The Fund invests in U.S. large-capitalization companies believed to have a high Required Business Performance® (RBP®) Probability. The Fund uses a passive investment strategy designed to track the total return performance (before fees and expenses) of the Index, which consists of common stocks of companies and units of beneficial ownership in real estate investment trusts from the Dow Jones U.S. Large-Cap Total Stock Market Index that were selected for inclusion in the Index by applying RBP® methodology.

The Index aims to allocate its holdings among the stocks in the three Guggenheim Directional Series Indexes—the Guggenheim RBP® Large-Cap Market IndexSM (with components that have betas close to one), the Guggenheim RBP® Large-Cap Aggressive IndexSM (with components that have betas higher than one), and the Guggenheim RBP® Large-Cap Defensive IndexSM (with components that have betas lower than one) and can allocate up to 100% to cash. The allocations are based on a moving average crossover system of analysis. The moving average crossover system used in the Index’s methodology uses three primary signals: economic condition, consumer sentiment, and market momentum.

RBP® methodology quantifies the probability of whether a stock can perform according to market expectations by measuring the likelihood that the company’s management can achieve the RBP® to support its current valuation or if investors’ systematic behavioral biases might have caused misalignment between the stock price and management’s ability to deliver. RBP® cannot guarantee nor does it predict profit, performance, or future stock prices.

Performance Review

The Fund delivered strong results for the year, yet slightly underperformed the benchmark, mostly due a shortcoming in security selection, offset by strong sector allocation. The allocation model was less active compared to the prior year as the volatility of economic and market activity subsided from the shocks caused by the COVID pandemic. The allocation model entered the year with a full market exposure, becoming more bullish with a market/aggressive allocation change at the June rebalance. The higher beta portfolio proved to be a positive boost to returns from that rebalance.

The biggest positive sector contributors were Information Technology and Consumer Discretionary. Information Technology benefited from being both overweight relative to the benchmark, with strong selection, led by Zebra Technology and Jabil. The Consumer Discretionary sector in the Fund was the largest overweight relative to the benchmark, and outperformed the benchmark primarily by selection. The position in Amazon was significantly underweight relative to the benchmark, and provided the biggest single contributor to returns as the company’s performance materially underperformed. Overweight positions in Williams Sonoma and Target Corp were large contributors to the sector’s outperformance.

Sectors detracting from performance included Communication Services and Health Care. The Fund’s Communications Services underperformance was driven by selection, led by an underweight holding in Alphabet, which had strong performance, and overweights to underperformers Cable One and Charter Communications. The Fund’s Health Care underperformance was most negatively impacted from its holdings in Vertex Pharmaceutical.

At the end of the period, the portfolio allocation was market/aggressive, resulting in higher beta exposure to the market. As a result, the portfolio has higher relative exposure to growth, although this is offset with higher exposure to profitability, which should help to avoid names with extreme valuations. Overall, the strategy sector weights are largely in line to the benchmark. However, there is an overweight exposure to Energy, Industrials and Consumer Discretionary. The Fund’s largest sector underweights are in Health Care, Financials and Communication Services.

Performance displayed represents past performance which is no guarantee of future results.

[1]

Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fund performance will lag that of the Directional Allocation Index due to fund expenses.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2021

DIRECTIONAL ALLOCATION FUND

OBJECTIVE: Seeks to provide investment results that, before fees and expenses, correspond generally to the performance of the Guggenheim Directional Allocation IndexSM (the “Directional Allocation Index” or “Index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	June 18, 2012
C-Class	June 18, 2012
P-Class	June 18, 2012
Institutional Class	June 18, 2012

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	6.7%
Microsoft Corp.	5.0%
Amazon.com, Inc.	4.8%
Tesla, Inc.	3.0%
Alphabet, Inc. — Class C	2.7%
JPMorgan Chase & Co.	2.6%
Facebook, Inc. — Class A	2.2%
PayPal Holdings, Inc.	2.0%
salesforce.com, Inc.	2.0%
Netflix, Inc.	2.0%
Top Ten Total	33.0%

“Ten Largest Holdings” excludes any temporary cash investments.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2021

Average Annual Returns*

Periods Ended September 30, 2021

	1 Year	5 Year	Since Inception (06/18/12)
A-Class Shares	29.42%	12.99%	11.84%
A-Class Shares with sales charge‡	23.26%	11.89%	11.13%
C-Class Shares	28.52%	12.19%	11.08%
C-Class Shares with CDSC§	27.52%	12.19%	11.08%
P-Class Shares**	29.45%	13.02%	11.92%
Institutional Class Shares	29.81%	13.32%	12.19%
Guggenheim Directional Allocation IndexSM	31.26%	14.52%	13.50%
Dow Jones U.S. Large-Cap Total Stock Market Index	30.73%	17.24%	15.79%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Guggenheim Directional Allocation IndexSM and Dow Jones U.S. Large- Cap Total Stock Market Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The first graph is based on A-Class shares only. The second graph is based on Institutional shares only, Performance for C-Class shares and P-Class shares will vary due to differences in fee structure.

**	F-1 Class shares redesignated as P-Class shares effective May 9, 2016.
‡

Effective May 9, 2016, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the Average Annual Return since inception based on subscriptions made prior to May 9, 2016, and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after May 9, 2016.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS	September 30, 2021
DIRECTIONAL ALLOCATION FUND

	Shares	Value
COMMON STOCKS† - 99.0%

Technology - 23.3%
Apple, Inc.	169,876	$24,037,454
Microsoft Corp.	63,598	17,929,548
salesforce.com, Inc.*	26,199	7,105,693
NVIDIA Corp.	25,832	5,351,357
NXP Semiconductor N.V.	23,789	4,659,551
Zebra Technologies Corp. — Class A*	8,269	4,262,008
Advanced Micro Devices, Inc.*	40,295	4,146,355
Adobe, Inc.*	6,711	3,863,657
Qorvo, Inc.*	21,777	3,640,897
Lam Research Corp.	5,047	2,872,500
KLA Corp.	7,365	2,463,666
QUALCOMM, Inc.	12,049	1,554,080
Skyworks Solutions, Inc.	9,420	1,552,228
Total Technology		83,438,994

Consumer, Non-cyclical - 17.4%
PayPal Holdings, Inc.*	27,374	7,122,989
Eli Lilly & Co.	25,014	5,779,485
HCA Healthcare, Inc.	17,566	4,263,620
Catalent, Inc.*	30,674	4,081,789
Corteva, Inc.	85,955	3,616,986
Charles River Laboratories International, Inc.*	8,472	3,496,140
Procter & Gamble Co.	21,901	3,061,760
Sysco Corp.	37,550	2,947,675
Thermo Fisher Scientific, Inc.	4,904	2,801,802
Pfizer, Inc.	64,464	2,772,597
Abbott Laboratories	21,892	2,586,102
Quanta Services, Inc.	22,720	2,585,990
S&P Global, Inc.	5,018	2,132,098
West Pharmaceutical Services, Inc.	4,280	1,817,031
PerkinElmer, Inc.	10,229	1,772,584
Laboratory Corporation of America Holdings*	6,197	1,744,084
Horizon Therapeutics plc*	15,722	1,722,188
McKesson Corp.	8,635	1,721,646
Equifax, Inc.	5,963	1,511,143
Philip Morris International, Inc.	15,703	1,488,487
Estee Lauder Companies, Inc. — Class A	4,827	1,447,762
Constellation Brands, Inc. — Class A	5,277	1,111,811
Dexcom, Inc.*	1,198	655,138
Johnson & Johnson	591	95,447
Total Consumer, Non-cyclical		62,336,354

Communications - 15.5%
Amazon.com, Inc.*	5,204	17,095,348
Alphabet, Inc. — Class C*	3,660	9,755,035
Facebook, Inc. — Class A*	22,988	7,801,897
Netflix, Inc.*	11,475	7,003,651
Twitter, Inc.*	67,721	4,089,671
CDW Corp.	19,990	3,638,580
Palo Alto Networks, Inc.*	4,570	2,189,030
T-Mobile US, Inc.*	16,491	2,106,890
Etsy, Inc.*	9,583	1,992,881
Total Communications		55,672,983

Financial - 13.4%
JPMorgan Chase & Co.	56,963	9,324,274
Mastercard, Inc. — Class A	14,589	5,072,304
American International Group, Inc.	91,141	5,002,729
Visa, Inc. — Class A	21,949	4,889,140
First Republic Bank	22,524	4,344,429
Alexandria Real Estate Equities, Inc. REIT	18,669	3,567,086
Equitable Holdings, Inc.	111,613	3,308,209
Duke Realty Corp. REIT	66,916	3,203,269
Goldman Sachs Group, Inc.	7,973	3,014,033
Synchrony Financial	40,991	2,003,640
Prologis, Inc. REIT	14,811	1,857,743
Ameriprise Financial, Inc.	5,829	1,539,555
Fidelity National Financial, Inc.	13,340	604,836
Berkshire Hathaway, Inc. — Class B*	1,536	419,236
Total Financial		48,150,483

Consumer, Cyclical - 10.4%
Tesla, Inc.*	13,672	10,602,363
Walmart, Inc.	43,710	6,092,300
Home Depot, Inc.	18,314	6,011,754
Dollar Tree, Inc.*	46,380	4,439,493
Bath & Body Works, Inc.	44,099	2,779,560
Target Corp.	9,611	2,198,708
Best Buy Company, Inc.	19,594	2,071,282
Advance Auto Parts, Inc.	8,175	1,707,676
Burlington Stores, Inc.*	4,449	1,261,603
Total Consumer, Cyclical		37,164,739

Industrial - 10.1%
United Parcel Service, Inc. — Class B	29,933	5,450,799
Northrop Grumman Corp.	14,178	5,106,207
L3Harris Technologies, Inc.	21,419	4,717,320
FedEx Corp.	19,834	4,349,398
3M Co.	19,247	3,376,309
Caterpillar, Inc.	15,722	3,018,152
Trex Company, Inc.*	28,122	2,866,476
AGCO Corp.	22,565	2,764,890
Garmin Ltd.	11,220	1,744,261
Generac Holdings, Inc.*	3,801	1,553,355
Republic Services, Inc. — Class A	7,455	895,047
Johnson Controls International plc	6,741	458,927
Total Industrial		36,301,141

Energy - 5.5%
Cheniere Energy, Inc.	47,442	4,633,660
Chevron Corp.	45,554	4,621,453
ConocoPhillips	54,889	3,719,828
Devon Energy Corp.	100,111	3,554,942
Hess Corp.	41,529	3,243,830
Total Energy		19,773,713

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2021
DIRECTIONAL ALLOCATION FUND

	Shares	Value
Basic Materials - 2.1%
International Flavors & Fragrances, Inc.	23,010	$3,076,897
DuPont de Nemours, Inc.	34,158	2,322,402
FMC Corp.	24,933	2,282,866
Total Basic Materials		7,682,165

Utilities - 1.3%
Exelon Corp.	40,776	1,971,112
Vistra Corp.	100,911	1,725,578
Sempra Energy	7,889	997,959
Total Utilities		4,694,649

Total Common Stocks
(Cost $328,976,127)		355,215,221

EXCHANGE-TRADED FUNDS† - 0.8%
SPDR S&P 500 ETF Trust	3,542	1,520,014
Vanguard S&P 500 ETF	3,853	1,519,623
Total Exchange-Traded Funds
(Cost $3,158,637)		3,039,637

Total Investments - 99.8%
(Cost $332,134,764)		$358,254,858
Other Assets & Liabilities, net - 0.2%		710,599
Total Net Assets - 100.0%		$358,965,457

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$355,215,221	$—	$—	$355,215,221
Exchange-Traded Funds	3,039,637	—	—	3,039,637
Total Assets	$358,254,858	$—	$—	$358,254,858

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

DIRECTIONAL ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2021

Assets:
Investments, at value (cost $332,134,764)	$358,254,858
Cash	1,245,957
Prepaid expenses	36,520
Receivables:
Securities sold	329,083
Dividends	257,478
Fund shares sold	983
Total assets	360,124,879

Liabilities:
Payable for:
Fund shares redeemed	417,154
Management fees	275,808
Securities purchased	255,581
Distribution and service fees	99,057
Fund accounting/administration fees	23,580
Transfer agent/maintenance fees	22,565
Trustees’ fees*	1,351
Due to Investment Adviser	13
Miscellaneous	64,313
Total liabilities	1,159,422
Net assets	$358,965,457

Net assets consist of:
Paid in capital	$283,047,806
Total distributable earnings (loss)	75,917,651
Net assets	$358,965,457

A-Class:
Net assets	$152,597,809
Capital shares outstanding	8,426,302
Net asset value per share	$18.11
Maximum offering price per share (Net asset value divided by 95.25%)	$19.01

C-Class:
Net assets	$60,152,567
Capital shares outstanding	3,598,436
Net asset value per share	$16.72

P-Class:
Net assets	$8,532,677
Capital shares outstanding	467,471
Net asset value per share	$18.25

Institutional Class:
Net assets	$137,682,404
Capital shares outstanding	7,345,782
Net asset value per share	$18.74

STATEMENT OF OPERATIONS
Year Ended September 30, 2021

Investment Income:
Dividends	$3,864,544
Total investment income	3,864,544

Expenses:
Management fees	3,498,852
Distribution and service fees:
A-Class	420,635
C-Class	832,936
P-Class	22,884
Transfer agent/maintenance fees:
A-Class	9,461
C-Class	34,182
P-Class	1,791
Institutional Class	57,435
Fund accounting/administration fees	253,891
Professional fees	199,458
Trustees’ fees*	18,414
Line of credit fees	17,428
Custodian fees	13,256
Miscellaneous	96,203
Total expenses	5,476,826
Less:
Expenses reimbursed by Adviser:
A Class	(713)
C Class	(34,555)
P Class	(1,759)
Institutional Class	(56,523)
Expenses waived by Adviser	(83,804)
Total waived/reimbursed expenses	(177,354)
Net expenses	5,299,472
Net investment loss	(1,434,928)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	89,523,005
Net realized gain	89,523,005
Net change in unrealized appreciation (depreciation) on:
Investments	6,590,642
Net change in unrealized appreciation (depreciation)	6,590,642
Net realized and unrealized gain	96,113,647
Net increase in net assets resulting from operations	$94,678,719

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DIRECTIONAL ALLOCATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2021	Year Ended September 30, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(1,434,928)	$464,967
Net realized gain (loss) on investments	89,523,005	(19,418,452)
Net change in unrealized appreciation (depreciation) on investments	6,590,642	2,419,958
Net increase (decrease) in net assets resulting from operations	94,678,719	(16,533,527)

Distributions to shareholders:
A-Class	(57,305)	(16,774,266)
C-Class	—	(27,803,854)
P-Class	(1,106)	(2,230,072)
Institutional Class	(446,175)	(39,458,901)
Total distributions to shareholders	(504,586)	(86,267,093)

Capital share transactions:
Proceeds from sale of shares
A-Class	47,300,220	41,078,209
C-Class	2,902,705	5,329,385
P-Class	245,454	515,266
Institutional Class	10,727,390	28,248,428
Distributions reinvested
A-Class	48,747	15,523,220
C-Class	—	24,601,736
P-Class	1,098	2,205,778
Institutional Class	434,225	38,639,740
Cost of shares redeemed
A-Class	(32,444,272)	(36,384,453)
C-Class	(64,474,041)	(76,455,880)
P-Class	(3,270,086)	(6,073,100)
Institutional Class	(63,111,080)	(131,147,297)
Net decrease from capital share transactions	(101,639,640)	(93,918,968)
Net decrease in net assets	(7,465,507)	(196,719,588)

Net assets:
Beginning of year	366,430,964	563,150,552
End of year	$358,965,457	$366,430,964

Capital share activity:
Shares sold
A-Class	2,788,122	2,911,274
C-Class	190,686	381,139
P-Class	15,699	35,135
Institutional Class	611,375	1,942,436
Shares issued from reinvestment of distributions
A-Class	3,143	1,045,335
C-Class	—	1,773,737
P-Class	70	147,642
Institutional Class	27,122	2,522,176
Shares redeemed
A-Class	(1,974,694)	(2,703,756)
C-Class	(4,178,167)	(5,919,862)
P-Class	(196,823)	(441,899)
Institutional Class	(3,794,497)	(9,683,320)
Net decrease in shares	(6,507,964)	(7,989,963)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

DIRECTIONAL ALLOCATION FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Per Share Data
Net asset value, beginning of period	$14.00	$16.50	$18.59	$15.83	$13.16
Income (loss) from investment operations:
Net investment income (loss)[a]	(.06)	.02	.03	(.03)	(.04)
Net gain (loss) on investments (realized and unrealized)	4.18	.07 [i]	(.12)	2.79	2.71
Total from investment operations	4.12	.09	(.09)	2.76	2.67
Less distributions from:
Net investment income	(.01)[b]	—	—	—	—
Net realized gains	—	(2.59)	(2.00)	—	—
Total distributions	(.01)	(2.59)	(2.00)	—	—
Net asset value, end of period	$18.11	$14.00	$16.50	$18.59	$15.83

Total Return[c]	29.42%	(0.38%)	1.13%	17.44%	20.29%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$152,598	$106,549	$104,877	$117,786	$131,554
Ratios to average net assets:
Net investment income (loss)	(0.38%)	0.16%	0.18%	(0.20%)	(0.27%)
Total expenses[d]	1.44%	1.43%	1.40%	1.35%	1.42%
Net expenses[e,f,g]	1.42%	1.40%	1.39%	1.34%	1.42%
Portfolio turnover rate	131%	313%	203%	92%	89%

C-Class	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Per Share Data
Net asset value, beginning of period	$13.01	$15.59	$17.81	$15.29	$12.80
Income (loss) from investment operations:
Net investment income (loss)[a]	(.16)	(.07)	(.08)	(.16)	(.13)
Net gain (loss) on investments (realized and unrealized)	3.87	.08 [i]	(.14)	2.68	2.62
Total from investment operations	3.71	.01	(.22)	2.52	2.49
Less distributions from:
Net realized gains	—	(2.59)	(2.00)	—	—
Total distributions	—	(2.59)	(2.00)	—	—
Net asset value, end of period	$16.72	$13.01	$15.59	$17.81	$15.29

Total Return[c]	28.52%	(0.99%)	0.38%	16.48%	19.45%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$60,153	$98,656	$176,994	$239,516	$240,268
Ratios to average net assets:
Net investment income (loss)	(1.02%)	(0.53%)	(0.53%)	(0.96%)	(0.95%)
Total expenses[d]	2.15%	2.15%	2.13%	2.11%	2.15%
Net expenses[e,f,g]	2.09%	2.10%	2.11%	2.11%	2.11%
Portfolio turnover rate	131%	313%	203%	92%	89%

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DIRECTIONAL ALLOCATION FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Per Share Data
Net asset value, beginning of period	$14.10	$16.59	$18.67	$15.90	$13.22
Income (loss) from investment operations:
Net investment income (loss)[a]	(.05)	.03	.04	(.04)	(.03)
Net gain (loss) on investments (realized and unrealized)	4.20	.07 [i]	(.12)	2.81	2.71
Total from investment operations	4.15	.10	(.08)	2.77	2.68
Less distributions from:
Net investment income	— [b]	—	—	—	—
Net realized gains	—	(2.59)	(2.00)	—	—
Total distributions	—	(2.59)	(2.00)	—	—
Net asset value, end of period	$18.25	$14.10	$16.59	$18.67	$15.90

Total Return	29.45%	(0.30%)	1.19%	17.42%	20.27%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,533	$9,143	$15,056	$20,892	$33,936
Ratios to average net assets:
Net investment income (loss)	(0.28%)	0.22%	0.24%	(0.22%)	(0.20%)
Total expenses[d]	1.38%	1.40%	1.40%	1.37%	1.40%
Net expenses[e,f,g]	1.34%	1.35%	1.36%	1.36%	1.36%
Portfolio turnover rate	131%	313%	203%	92%	89%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

DIRECTIONAL ALLOCATION FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Per Share Data
Net asset value, beginning of period	$14.48	$16.93	$18.97	$16.12	$13.37
Income (loss) from investment operations:
Net investment income (loss)[a]	(.01)	.07	.08	.01	.01
Net gain (loss) on investments (realized and unrealized)	4.32	.07 [i]	(.12)	2.84	2.74
Total from investment operations	4.31	.14	(.04)	2.85	2.75
Less distributions from:
Net investment income	(.05)	—	—	—	—
Net realized gains	—	(2.59)	(2.00)	—	—
Total distributions	(.05)	(2.59)	(2.00)	—	—
Net asset value, end of period	$18.74	$14.48	$16.93	$18.97	$16.12

Total Return	29.81%	(0.03%)	1.39%	17.68%	20.66%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$137,682	$152,083	$266,223	$345,423	$278,127
Ratios to average net assets:
Net investment income (loss)	(0.04%)	0.47%	0.48%	0.04%	0.06%
Total expenses[d]	1.15%	1.15%	1.13%	1.12%	1.15%
Net expenses[e,f,g]	1.09%	1.10%	1.11%	1.11%	1.11%
Portfolio turnover rate	131%	313%	203%	92%	89%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Distributions from net investment income are less than $0.01 per share.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/21	09/30/20	09/30/19	09/30/18
A-Class	—	—	0.01%	—
C-Class	—	0.01%	0.01%	0.02%
P-Class	—	0.00%[h]	0.00%[h]	0.01%
Institutional Class	—	0.01%	0.01%	0.02%

[h]	Less than 0.01%

[g]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/21	09/30/20	09/30/19	09/30/18	09/30/17
A-Class	1.41%	1.40%	1.39%	1.34%	1.41%
C-Class	2.08%	2.10%	2.10%	2.10%	2.10%
P-Class	1.34%	1.35%	1.35%	1.35%	1.35%
Institutional Class	1.09%	1.10%	1.10%	1.10%	1.10%

[i]

The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for the period because of sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2021

To Our Shareholders

Guggenheim RBP® Dividend Fund (the “Fund”) is managed by a team of seasoned professionals led by Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; Burak Hurmeydan, Ph.D., Director and Portfolio Manager; and Douglas Makin, Director and Portfolio Manager. The following paragraphs discuss the Fund for the fiscal year ended September 30, 2021.

For the one-year period ended September 30, 2021, Guggenheim RBP® Dividend Fund returned 39.75%1, compared with the 30.73% return of its benchmark, the Dow Jones U.S. Large-Cap Total Stock Market Index. In addition, the Guggenheim RBP® Dividend IndexSM (the “Index”) returned 41.86%.

Strategy Overview

The Fund invests in U.S. large- and mid-capitalization companies believed to have a high dividend yield and high Required Business Performance® (“RBP® ”) Probability, while avoiding companies believed to have the most behavioral risk. The Fund uses a passive management strategy designed to track the total return performance (before fees and expenses) of the Index, which consists of common stocks of companies and units of beneficial ownership in real estate investment trusts from the Dow Jones U.S. Large-Cap Total Stock Market IndexSM and the Dow Jones U.S. Mid-Cap Total Stock Market IndexSM. The selection and weighting of the components of the Guggenheim RBP® Dividend Index starts from the set of eligible securities and uses optimization combined with a proprietary risk model that includes eight fundamental style factors as well as custom industries. The benchmark against which constraints are imposed is the Dow Jones U.S. Large-Cap Total Stock Market Index. The objective is to maximize expected return. Optimization constraints are employed in terms of tracking error to the Universe, turnover, active exposures to fundamental factors and industries, and individual constituents’ weights. Active exposures are defined as the difference between the exposures in the Index and in the benchmark to factors and industries as defined in the risk model. Estimates of transaction costs are included to account for liquidity considerations. The Index is constrained to have a dividend yield which is targeted at 75 basis points more than the benchmark’s dividend yield.

The Fund will generally invest in all of the securities comprising the Index in proportion to the weightings in the Index. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, in securities that comprise the Index. The Fund also may invest up to 20% of its net assets in common stocks and REITS not included in the Index, but which the Investment Manager believes will help the Fund track the Index, as well as in ETFs, futures, put and call options, interest rate, index and total return swap contracts, cash and cash equivalents.

RBP® methodology quantifies the probability of whether a stock can perform according to market expectations by measuring the likelihood that the company’s management can achieve the RBP® to support its current valuation or if investors’ systematic behavioral biases might have caused misalignment between the stock price and management’s ability to deliver. RBP® cannot guarantee nor does it predict profit, performance, or future stock prices.

Performance Review

The Fund delivered exceptionally strong results for the year, significantly outpacing the benchmark, a result of both strong sector allocation and security selection. The Fund benefited most from positive sector contributors Energy and Financials, a result from positive excess exposure to these sectors that performed very well. The holding in energy name Antero Midstream was the biggest single driver of outperformance, while a position in Janus Henderson helped in Financials.

The sectors detracting the most from performance, albeit only slightly, included Consumer Staples and Communication Services. An overweight exposure to the Consumer Staples sector was a drag as the sector underperformed the market, while being underweight the Communications Services sector, which performed strongly, was a detractor. The largest single security drag on performance relative to the benchmark and not within either of these sectors was underweight position in Microsoft, which performed strongly over the period.

At the end of the period the portfolio sector weightings were not drastically different than the benchmark. The portfolio had overweight exposure to Energy and Consumer Staples and underweight exposure to Information Technology and Consumer Discretionary. Relative to the benchmark, the portfolio has a larger exposure to higher-dividend-yielding names and a bias toward value.

Performance displayed represents past performance which is no guarantee of future results.

[1]

Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fund performance will lag that of the RBP Index due to fund expenses.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2021

RBP® DIVIDEND FUND

OBJECTIVE: Seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Guggenheim RBP® Dividend IndexSM (the “Dividend Index” or “Index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	April 18, 2011
C-Class	April 18, 2011
P-Class	April 18, 2011
Institutional Class	February 10, 2011

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	6.4%
Microsoft Corp.	6.2%
JPMorgan Chase & Co.	2.3%
NVIDIA Corp.	2.2%
Visa, Inc. — Class A	1.9%
Home Depot, Inc.	1.9%
Procter & Gamble Co.	1.8%
Mastercard, Inc. — Class A	1.8%
Walt Disney Co.	1.7%
Comcast Corp. — Class A	1.6%
Top Ten Total	27.8%

“Ten Largest Holdings” excludes any temporary cash investments.

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2021

Average Annual Returns*

Periods Ended September 30, 2021

	1 Year	5 Year	10 Year
A-Class Shares	39.75%	12.29%	13.20%
A-Class Shares with sales charge‡	33.07%	11.19%	12.53%
C-Class Shares	38.60%	11.42%	12.43%
C-Class Shares with CDSC§	37.60%	11.42%	12.43%
P-Class Shares**	39.72%	12.28%	13.29%
Institutional Class Shares	40.06%	12.56%	13.57%
Guggenheim RBP Dividend IndexSM	41.86%	13.90%	15.04%
Dow Jones U.S. Large-Cap Total Stock Market Index	30.73%	17.24%	16.76%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Dow Jones U.S. Large-Cap Total Stock Market Index and Guggenheim RBP Dividend IndexSM are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The first graph is based on A-Class shares only. The second graph is based on Institutional shares only. Performance for C-Class shares and P-Class shares will vary due to differences in fee structure.

**	F-1 Class shares redesignated as P-Class shares effective May 9, 2016.
‡

Effective May 9, 2016, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the Average Annual Return since inception based on subscriptions made prior to May 9, 2016, and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after May 9, 2016.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS	September 30, 2021
RBP® DIVIDEND FUND

	Shares	Value
COMMON STOCKS† - 98.8%

Technology - 22.2%
Apple, Inc.	11,450	$1,620,175
Microsoft Corp.	5,522	1,556,762
NVIDIA Corp.	2,682	555,603
QUALCOMM, Inc.	2,499	322,321
KLA Corp.	828	276,974
Monolithic Power Systems, Inc.	547	265,120
Broadridge Financial Solutions, Inc.	1,585	264,125
Skyworks Solutions, Inc.	1,552	255,739
Lam Research Corp.	436	248,149
Electronic Arts, Inc.	1,527	217,216
Total Technology		5,582,184

Financial - 21.3%
JPMorgan Chase & Co.	3,479	569,477
Visa, Inc. — Class A	2,185	486,709
Mastercard, Inc. — Class A	1,278	444,335
BlackRock, Inc. — Class A	368	308,627
Prologis, Inc. REIT	2,381	298,649
American International Group, Inc.	5,254	288,392
Ameriprise Financial, Inc.	1,034	273,100
Huntington Bancshares, Inc.	17,328	267,891
Alexandria Real Estate Equities, Inc. REIT	1,374	262,530
Annaly Capital Management, Inc. REIT	31,091	261,786
Santander Consumer USA Holdings, Inc.	6,252	260,708
Equitable Holdings, Inc.	8,749	259,321
Fidelity National Financial, Inc.	5,712	258,982
Duke Realty Corp. REIT	5,201	248,972
Equity LifeStyle Properties, Inc. REIT	3,167	247,343
STAG Industrial, Inc. REIT	6,061	237,894
First American Financial Corp.	3,245	217,577
Blackstone Mortgage Trust, Inc. — Class A REIT	4,998	151,540
Highwoods Properties, Inc. REIT	620	27,193
Total Financial		5,371,026

Consumer, Non-cyclical - 16.8%
Procter & Gamble Co.	3,283	458,964
Thermo Fisher Scientific, Inc.	692	395,360
Pfizer, Inc.	9,103	391,520
Merck & Company, Inc.	5,065	380,432
Abbott Laboratories	3,091	365,140
Eli Lilly & Co.	1,564	361,362
Philip Morris International, Inc.	3,446	326,646
S&P Global, Inc.	709	301,247
Sysco Corp.	3,676	288,566
HCA Healthcare, Inc.	1,154	280,099
West Pharmaceutical Services, Inc.	605	256,847
Estee Lauder Companies, Inc. — Class A	813	243,843
Medtronic plc	995	124,723
McKesson Corp.	266	53,035
Johnson & Johnson	52	8,398
Total Consumer, Non-cyclical		4,236,182

Consumer, Cyclical - 10.6%
Home Depot, Inc.	1,431	469,740
Walmart, Inc.	2,645	368,660
Target Corp.	1,357	310,441
Walgreens Boots Alliance, Inc.	5,601	263,527
Best Buy Company, Inc.	2,449	258,884
Dollar General Corp.	1,208	256,265
Leggett & Platt, Inc.	4,484	201,063
Thor Industries, Inc.	1,627	199,731
Gentex Corp.	5,125	169,022
Watsco, Inc.	633	167,504
Total Consumer, Cyclical		2,664,837

Communications - 9.7%
Walt Disney Co.*	2,518	425,970
Comcast Corp. — Class A	7,165	400,739
AT&T, Inc.	13,873	374,710
Fox Corp. — Class A	7,358	295,129
Fox Corp. — Class B	7,818	290,204
eBay, Inc.	3,947	274,987
ViacomCBS, Inc. — Class B	6,863	271,157
CDW Corp.	553	100,657
Total Communications		2,433,553

Industrial - 7.8%
United Parcel Service, Inc. — Class B	1,780	324,138
3M Co.	1,751	307,160
Caterpillar, Inc.	1,592	305,616
Waste Management, Inc.	1,904	284,382
Republic Services, Inc. — Class A	2,200	264,132
Garmin Ltd.	1,584	246,249
CH Robinson Worldwide, Inc.	2,178	189,486
Johnson Controls International plc	586	39,895
Total Industrial		1,961,058

Energy - 5.4%
Chevron Corp.	3,871	392,713
ConocoPhillips	5,443	368,872
Marathon Petroleum Corp.	4,918	303,982
Phillips 66	4,111	287,893
Total Energy		1,353,460

Utilities - 4.0%
Exelon Corp.	5,758	278,342
Sempra Energy	2,138	270,457
Evergy, Inc.	3,919	243,762
Vistra Corp.	13,270	226,917
Total Utilities		1,019,478

Basic Materials - 1.0%
International Flavors & Fragrances, Inc.	1,896	253,533

Total Common Stocks
(Cost $24,523,365)		24,875,311

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2021
RBP® DIVIDEND FUND

	Shares	Value
EXCHANGE-TRADED FUNDS† - 0.6%
iShares Select Dividend ETF	744	$85,352
Vanguard Dividend Appreciation ETF	546	83,865
Total Exchange-Traded Funds
(Cost $170,925)		169,217

Total Investments - 99.4%
(Cost $24,694,290)		$25,044,528
Other Assets & Liabilities, net - 0.6%		139,032
Total Net Assets - 100.0%		$25,183,560

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$24,875,311	$—	$—	$24,875,311
Exchange-Traded Funds	169,217	—	—	169,217
Total Assets	$25,044,528	$—	$—	$25,044,528

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

RBP® DIVIDEND FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2021

Assets:
Investments, at value (cost $24,694,290)	$25,044,528
Cash	107,499
Prepaid expenses	25,751
Receivables:
Dividends	67,406
Total assets	25,245,184

Liabilities:
Payable for:
Professional fees	20,380
Fund shares redeemed	16,410
Distribution and service fees	6,696
Fund accounting/administration fees	5,793
Management fees	4,637
Transfer agent/maintenance fees	2,418
Trustees’ fees*	1,993
Distributions to shareholders	1,090
Due to Investment Adviser	13
Miscellaneous	2,194
Total liabilities	61,624
Net assets	$25,183,560

Net assets consist of:
Paid in capital	$21,087,646
Total distributable earnings (loss)	4,095,914
Net assets	$25,183,560

A-Class:
Net assets	$11,274,309
Capital shares outstanding	772,854
Net asset value per share	$14.59
Maximum offering price per share (Net asset value divided by 95.25%)	$15.32

C-Class:
Net assets	$2,281,192
Capital shares outstanding	154,518
Net asset value per share	$14.76

P-Class:
Net assets	$1,526,664
Capital shares outstanding	103,576
Net asset value per share	$14.74

Institutional Class:
Net assets	$10,101,395
Capital shares outstanding	714,391
Net asset value per share	$14.14

STATEMENT OF OPERATIONS
Year Ended September 30, 2021

Investment Income:
Dividends (net of foreign withholding tax of $992)	$721,649
Total investment income	721,649

Expenses:
Management fees	171,243
Distribution and service fees:
A-Class	28,810
C-Class	32,277
P-Class	3,787
Transfer agent/maintenance fees:
A-Class	9,442
C-Class	5,289
P-Class	2,972
Institutional Class	10,676
Registration fees	64,535
Professional fees	38,357
Fund accounting/administration fees	33,699
Trustees’ fees*	18,362
Custodian fees	6,896
Line of credit fees	889
Miscellaneous	7,856
Total expenses	435,090
Less:
Expenses reimbursed by Adviser:
A Class	(16,595)
C Class	(5,758)
P Class	(3,124)
Institutional Class	(11,616)
Expenses waived by Adviser	(121,812)
Total waived/reimbursed expenses	(158,905)
Net expenses	276,185
Net investment income	445,464

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	5,408,290
Net realized gain	5,408,290
Net change in unrealized appreciation (depreciation) on:
Investments	516,532
Net change in unrealized appreciation (depreciation)	516,532
Net realized and unrealized gain	5,924,822
Net increase in net assets resulting from operations	$6,370,286

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RBP® DIVIDEND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2021	Year Ended September 30, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$445,464	$522,627
Net realized gain (loss) on investments	5,408,290	(1,122,117)
Net change in unrealized appreciation (depreciation) on investments	516,532	(1,236,966)
Net increase (decrease) in net assets resulting from operations	6,370,286	(1,836,456)

Distributions to shareholders:
A-Class	(274,525)	(262,822)
C-Class	(54,789)	(154,986)
P-Class	(43,644)	(76,200)
Institutional Class	(323,698)	(427,916)

Return of Capital
A-Class	—	(55,364)
C-Class	—	(43,184)
P-Class	—	(14,544)
Institutional Class	—	(78,710)
Total distributions to shareholders	(696,656)	(1,113,726)

Capital share transactions:
Proceeds from sale of shares
A-Class	5,081,734	1,887,541
C-Class	237,326	455,764
P-Class	1,475,973	1,089,069
Institutional Class	2,445,143	2,562,981
Distributions reinvested
A-Class	272,584	315,472
C-Class	54,514	195,278
P-Class	42,814	89,619
Institutional Class	322,048	477,629
Cost of shares redeemed
A-Class	(1,209,248)	(1,839,472)
C-Class	(2,907,298)	(1,685,060)
P-Class	(1,419,233)	(1,228,051)
Institutional Class	(1,867,827)	(3,894,923)
Net increase (decrease) from capital share transactions	2,528,530	(1,574,153)
Net increase (decrease) in net assets	8,202,160	(4,524,335)

Net assets:
Beginning of year	16,981,400	21,505,735
End of year	$25,183,560	$16,981,400

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

RBP® DIVIDEND FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended September 30, 2021	Year Ended September 30, 2020
Capital share activity:
Shares sold
A-Class	340,211	166,000
C-Class	16,404	37,589
P-Class	99,128	90,893
Institutional Class	173,608	240,518
Shares issued from reinvestment of distributions
A-Class	19,166	28,402
C-Class	3,710	17,322
P-Class	2,972	7,925
Institutional Class	23,601	44,081
Shares redeemed
A-Class	(84,169)	(185,161)
C-Class	(201,743)	(151,924)
P-Class	(99,278)	(117,051)
Institutional Class	(140,564)	(394,182)
Net increase (decrease) in shares	153,046	(215,588)

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RBP® DIVIDEND FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Per Share Data
Net asset value, beginning of period	$10.76	$12.00	$12.55	$12.82	$11.55
Income (loss) from investment operations:
Net investment income (loss)[a]	.27	.30	.29	.23	.15
Net gain (loss) on investments (realized and unrealized)	3.99	(.91)	.05	1.37	1.52
Total from investment operations	4.26	(.61)	.34	1.60	1.67
Less distributions from:
Net investment income	(.43)	(.31)	(.32)	(.34)	(.18)
Net realized gains	—	(.21)	(.57)	(1.53)	(.22)
Return of capital	—	(.11)	—	—	—
Total distributions	(.43)	(.63)	(.89)	(1.87)	(.40)
Net asset value, end of period	$14.59	$10.76	$12.00	$12.55	$12.82

Total Return[b]	39.75%	(5.16%)	3.41%	13.40%	14.87%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,274	$5,357	$5,860	$5,775	$5,822
Ratios to average net assets:
Net investment income (loss)	1.89%	2.73%	2.49%	1.84%	1.26%
Total expenses[c]	1.91%	2.04%	1.95%	2.08%	1.84%
Net expenses[d,e,f]	1.20%	1.21%	1.22%	1.21%	1.22%
Portfolio turnover rate	157%	114%	110%	97%	251%

C-Class	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Per Share Data
Net asset value, beginning of period	$10.86	$12.06	$12.53	$12.74	$11.48
Income (loss) from investment operations:
Net investment income (loss)[a]	.20	.22	.20	.14	.06
Net gain (loss) on investments (realized and unrealized)	3.99	(.92)	.07	1.35	1.51
Total from investment operations	4.19	(.70)	.27	1.49	1.57
Less distributions from:
Net investment income	(.29)	(.18)	(.17)	(.17)	(.09)
Net realized gains	—	(.21)	(.57)	(1.53)	(.22)
Return of capital	—	(.11)	—	—	—
Total distributions	(.29)	(.50)	(.74)	(1.70)	(.31)
Net asset value, end of period	$14.76	$10.86	$12.06	$12.53	$12.74

Total Return[b]	38.60%	(5.84%)	2.66%	12.49%	13.96%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,281	$3,651	$5,223	$5,976	$6,231
Ratios to average net assets:
Net investment income (loss)	1.42%	1.92%	1.75%	1.10%	0.51%
Total expenses[c]	2.70%	2.80%	2.64%	2.77%	2.54%
Net expenses[d,e,f]	1.95%	1.96%	1.97%	1.96%	1.97%
Portfolio turnover rate	157%	114%	110%	97%	251%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

RBP® DIVIDEND FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Per Share Data
Net asset value, beginning of period	$10.84	$12.13	$12.67	$12.88	$11.61
Income (loss) from investment operations:
Net investment income (loss)[a]	.27	.30	.29	.23	.16
Net gain (loss) on investments (realized and unrealized)	4.02	(.92)	.06	1.37	1.52
Total from investment operations	4.29	(.62)	.35	1.60	1.68
Less distributions from:
Net investment income	(.39)	(.35)	(.32)	(.28)	(.19)
Net realized gains	—	(.21)	(.57)	(1.53)	(.22)
Return of capital	—	(.11)	—	—	—
Total distributions	(.39)	(.67)	(.89)	(1.81)	(.41)
Net asset value, end of period	$14.74	$10.84	$12.13	$12.67	$12.88

Total Return	39.72%	(5.13%)	3.43%	13.35%	14.81%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,527	$1,093	$1,444	$1,829	$2,217
Ratios to average net assets:
Net investment income (loss)	1.87%	2.60%	2.50%	1.84%	1.28%
Total expenses[c]	1.93%	2.06%	2.06%	2.04%	1.76%
Net expenses[d,e,f]	1.20%	1.21%	1.22%	1.21%	1.22%
Portfolio turnover rate	157%	114%	110%	97%	251%

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RBP® DIVIDEND FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Per Share Data
Net asset value, beginning of period	$10.46	$11.70	$12.28	$12.59	$11.38
Income (loss) from investment operations:
Net investment income (loss)[a]	.30	.32	.31	.25	.18
Net gain (loss) on investments (realized and unrealized)	3.86	(.88)	.05	1.35	1.49
Total from investment operations	4.16	(.56)	.36	1.60	1.67
Less distributions from:
Net investment income	(.48)	(.36)	(.37)	(.38)	(.24)
Net realized gains	—	(.21)	(.57)	(1.53)	(.22)
Return of capital	—	(.11)	—	—	—
Total distributions	(.48)	(.68)	(.94)	(1.91)	(.46)
Net asset value, end of period	$14.14	$10.46	$11.70	$12.28	$12.59

Total Return	40.06%	(4.88%)	3.66%	13.71%	15.04%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,101	$6,882	$8,979	$5,203	$4,344
Ratios to average net assets:
Net investment income (loss)	2.22%	2.94%	2.76%	2.08%	1.51%
Total expenses[c]	1.62%	1.80%	1.62%	1.78%	1.54%
Net expenses[d,e,f]	0.95%	0.96%	0.97%	0.96%	0.97%
Portfolio turnover rate	157%	114%	110%	97%	251%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/21	09/30/20	09/30/19	09/30/18
A-Class	—	0.00%[g]	—	—
C-Class	—	0.00%[g]	—	—
P-Class	—	—	—	—
Institutional Class	—	—	—	—

[g]	Less than 0.01%

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/21	09/30/20	09/30/19	09/30/18	09/30/17
A-Class	1.20%	1.20%	1.21%	1.20%	1.20%
C-Class	1.95%	1.96%	1.96%	1.95%	1.95%
P-Class	1.20%	1.21%	1.21%	1.20%	1.20%
Institutional Class	0.95%	0.95%	0.96%	0.95%	0.95%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2021

To Our Shareholders

Guggenheim RBP® Large-Cap Defensive Fund (the “Fund”) is managed by a team of seasoned professionals led by Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; Burak Hurmeydan, Ph.D., Director and Portfolio Manager; and Douglas Makin, Director and Portfolio Manager. The following paragraphs discuss the Fund for the fiscal year ended September 30, 2021.

For the one-year period ended September 30, 2021, Guggenheim RBP® Large-Cap Defensive Fund returned 18.97%1, compared with the 30.73% return of its benchmark, the Dow Jones U.S. Large-Cap Total Stock Market Index. In addition, the Guggenheim RBP® Large-Cap Defensive IndexSM (the “Index”), returned 23.47%.

Strategy Overview

The Fund invests in U.S. large-capitalization companies believed to have a high Required Business Performance® (“RBP® ”) Probability, while avoiding companies believed to have the most behavioral risk. The Fund uses a passive management strategy designed to track the total return performance (before fees and expenses) of the Index, which consists of common stocks of companies and units of beneficial ownership in real estate investment trusts from the Dow Jones U.S. Large-Cap Total Stock Market IndexSM. The selection and weighting of the components of the Guggenheim RBP® Large-Cap Defensive Index starts from the set of eligible securities and uses optimization combined with a proprietary risk model that includes eight fundamental style factors as well as custom industries. The objective is to maximize expected return. Optimization constraints are employed in terms of tracking error to the Universe, turnover, active exposures to fundamental factors and industries, and individual constituents’ weights and imposes an upper bound on Beta that targets less than 1.00 to the Market.

The Fund will generally invest in all of the securities comprising the Index in proportion to the weightings in the Index. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, in securities that comprise the Index. The Fund also may invest up to 20% of its net assets in common stocks and REITS not included in the Index, but which the Investment Manager believes will help the Fund track the Index, as well as in ETFs, futures, put and call options, interest rate, index and total return swap contracts, cash and cash equivalents.

RBP® methodology quantifies the probability of whether a stock can perform according to market expectations by measuring the likelihood that the company’s management can achieve the RBP® to support its current valuation or if investors’ systematic behavioral biases might have caused misalignment between the stock price and management’s ability to deliver. RBP® cannot guarantee nor does it predict profit, performance, or future stock prices.

Performance Review

The Fund results lagged the strong returns of the benchmark, but the performance was consistent with the strategy’s investment objective, which seeks to own lower-beta companies to provide lower-than-market risk. In periods of strong market performance such as was experienced over this period, performance of lower beta companies lags significantly.

The Fund’s leading positive sector contributors were Information Technology and Health Care. The Information Technology sector was underweight relative to the benchmark, but provided both strong allocation and selection contributions, led by holdings in Palo Alto Networks and Fortinet Inc. The Health Care sector outperformed the benchmark primarily by selection, led by investments in West Pharmaceuticals and Eli Lily.

The sectors detracting the most from performance included Financials and Communication Services, mostly as a result of selection. The Fund’s Financials underperformance was most negatively impacted by holdings in Marketaxess and Progressive Corp. The Communications Services sector underperformance was led by an underweight exposure to Alphabet and overweight to Take-Two Interactive Software.

At the end of the period the portfolio sector weightings exceeded the benchmark in Consumer Staples and Utilities. The largest portfolio sector underweights were in Financials and Energy. The portfolio has high quality characteristics compared to the benchmark, with higher exposures to more profitable, less leveraged and volatile companies.

Performance displayed represents past performance which is no guarantee of future results.

[1]

Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fund performance will lag that of the RBP Index due to fund expenses.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2021

RBP® LARGE-CAP DEFENSIVE FUND

OBJECTIVE: Seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Guggenheim RBP® Large-Cap Defensive IndexSM (the “Defensive Index” or “Index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	April 27, 2010
C-Class	April 18, 2011
P-Class	April 27, 2010
Institutional Class	February 15, 2011

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	7.0%
Microsoft Corp.	6.8%
Alphabet, Inc. — Class C	5.3%
Amazon.com, Inc.	5.0%
Facebook, Inc. — Class A	3.4%
NVIDIA Corp.	2.7%
Visa, Inc. — Class A	2.5%
Home Depot, Inc.	2.4%
Procter & Gamble Co.	2.4%
Mastercard, Inc. — Class A	2.3%
Top Ten Total	39.8%

“Ten Largest Holdings” excludes any temporary cash investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2021

Average Annual Returns*

Periods Ended September 30, 2021

	1 Year	5 Year	10 Year
A-Class Shares	18.97%	12.26%	12.49%
A-Class Shares with sales charge‡	13.33%	11.17%	11.83%
C-Class Shares	18.03%	11.41%	11.73%
C-Class Shares with CDSC§	17.03%	11.41%	11.73%
P-Class Shares**	18.98%	12.25%	12.57%
Institutional Class Shares	19.23%	12.52%	12.85%
Guggenheim RBP Large-Cap Defensive IndexSM	23.47%	14.30%	14.42%
Dow Jones U.S. Large-Cap Total Stock Market Index	30.73%	17.24%	16.76%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Guggenheim RBP Large-Cap Defensive IndexSM and Dow Jones U.S. Large-Cap Total Stock Market Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The first graph is based on A-Class shares only. The second graph is based on P-Class shares only. Performance for C-Class shares and Institutional Class shares will vary due to differences in fee structure.

**	F-1 Class shares redesignated as P-Class shares effective May 9, 2016.
‡

Effective May 9, 2016, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the Average Annual Return since inception based on subscriptions made prior to May 9, 2016, and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after May 9, 2016.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2021
RBP® LARGE-CAP DEFENSIVE FUND

	Shares	Value
COMMON STOCKS† - 98.7%

Consumer, Non-cyclical - 23.1%
Procter & Gamble Co.	1,865	$260,727
Abbott Laboratories	1,827	215,824
Philip Morris International, Inc.	2,094	198,490
S&P Global, Inc.	449	190,776
Thermo Fisher Scientific, Inc.	310	177,112
Verisk Analytics, Inc. — Class A	883	176,838
Hershey Co.	1,024	173,312
Estee Lauder Companies, Inc. — Class A	577	173,060
Laboratory Corporation of America Holdings*	599	168,582
West Pharmaceutical Services, Inc.	395	167,693
Eli Lilly & Co.	680	157,114
Pfizer, Inc.	3,563	153,245
Equifax, Inc.	429	108,717
Tyson Foods, Inc. — Class A	1,193	94,175
Church & Dwight Company, Inc.	874	72,166
Constellation Brands, Inc. — Class A	269	56,676
Total Consumer, Non-cyclical		2,544,507

Technology - 22.3%
Apple, Inc.	5,486	776,269
Microsoft Corp.	2,654	748,216
NVIDIA Corp.	1,453	301,004
Adobe, Inc.*	392	225,682
Veeva Systems, Inc. — Class A*	607	174,919
Advanced Micro Devices, Inc.*	1,198	123,274
Broadridge Financial Solutions, Inc.	686	114,315
Total Technology		2,463,679

Communications - 18.3%
Alphabet, Inc. — Class C*	220	586,368
Amazon.com, Inc.*	169	555,172
Facebook, Inc. — Class A*	1,112	377,402
T-Mobile US, Inc.*	1,479	188,957
Arista Networks, Inc.*	506	173,882
eBay, Inc.	1,993	138,852
Total Communications		2,020,633

Financial - 15.0%
Visa, Inc. — Class A	1,231	274,205
Mastercard, Inc. — Class A	736	255,892
Goldman Sachs Group, Inc.	520	196,576
BlackRock, Inc. — Class A	227	190,376
Prologis, Inc. REIT	1,493	187,267
Duke Realty Corp. REIT	3,501	167,593
Equity LifeStyle Properties, Inc. REIT	2,098	163,854
American Homes 4 Rent — Class A REIT	2,917	111,196
Everest Re Group Ltd.	418	104,826
Total Financial		1,651,785

Consumer, Cyclical - 7.8%
Home Depot, Inc.	812	266,547
Target Corp.	841	192,396
Dollar General Corp.	492	104,373
Domino’s Pizza, Inc.	214	102,069
O’Reilly Automotive, Inc.*	164	100,214
Gentex Corp.	1,902	62,728
Advance Auto Parts, Inc.	165	34,467
Total Consumer, Cyclical		862,794

Industrial - 6.1%
3M Co.	1,093	191,734
Garmin Ltd.	1,040	161,678
United Parcel Service, Inc. — Class B	696	126,742
Northrop Grumman Corp.	335	120,650
Snap-on, Inc.	359	75,013
Total Industrial		675,817

Utilities - 6.1%
Sempra Energy	1,389	175,708
UGI Corp.	3,903	166,346
American Water Works Company, Inc.	982	165,997
Evergy, Inc.	2,648	164,706
Total Utilities		672,757

Total Common Stocks
(Cost $10,388,361)		10,891,972

EXCHANGE-TRADED FUNDS† - 0.7%
SPDR S&P 500 ETF Trust	90	38,623
Vanguard S&P 500 ETF	95	37,468
Total Exchange-Traded Funds
(Cost $77,654)		76,091

Total Investments - 99.4%
(Cost $10,466,014)		$10,968,063
Other Assets & Liabilities, net - 0.6%		68,659
Total Net Assets - 100.0%		$11,036,722

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2021
RBP® LARGE-CAP DEFENSIVE FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$10,891,972	$—	$—	$10,891,972
Exchange-Traded Funds	76,091	—	—	76,091
Total Assets	$10,968,063	$—	$—	$10,968,063

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RBP® LARGE-CAP DEFENSIVE FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2021

Assets:
Investments, at value (cost $10,466,014)	$10,968,063
Cash	64,322
Prepaid expenses	31,096
Receivables:
Dividends	8,835
Investment Adviser	6,233
Fund shares sold	18
Total assets	11,078,567

Liabilities:
Payable for:
Professional fees	26,260
Fund accounting/administration fees	5,793
Distribution and service fees	3,515
Transfer agent/maintenance fees	2,670
Trustees’ fees*	2,006
Due to Investment Adviser	13
Miscellaneous	1,588
Total liabilities	41,845
Net assets	$11,036,722

Net assets consist of:
Paid in capital	$7,951,558
Total distributable earnings (loss)	3,085,164
Net assets	$11,036,722

A-Class:
Net assets	$4,494,376
Capital shares outstanding	369,864
Net asset value per share	$12.15
Maximum offering price per share (Net asset value divided by 95.25%)	$12.76

C-Class:
Net assets	$1,539,210
Capital shares outstanding	132,931
Net asset value per share	$11.58

P-Class:
Net assets	$327,321
Capital shares outstanding	26,027
Net asset value per share	$12.58

Institutional Class:
Net assets	$4,675,815
Capital shares outstanding	368,386
Net asset value per share	$12.69

STATEMENT OF OPERATIONS
Year Ended September 30, 2021

Investment Income:
Dividends	$139,203
Total investment income	139,203

Expenses:
Management fees	85,498
Distribution and service fees:
A-Class	12,732
C-Class	21,775
P-Class	837
Transfer agent/maintenance fees:
A-Class	9,183
C-Class	5,043
P-Class	1,136
Institutional Class	11,200
Registration fees	64,147
Professional fees	35,375
Fund accounting/administration fees	33,708
Trustees’ fees*	18,168
Custodian fees	4,480
Line of credit fees	568
Miscellaneous	5,056
Total expenses	308,906
Less:
Expenses reimbursed by Adviser:
A Class	(30,426)
C Class	(15,419)
P Class	(2,706)
Institutional Class	(33,288)
Expenses waived by Adviser	(85,473)
Total waived/reimbursed expenses	(167,312)
Net expenses	141,594
Net investment loss	(2,391)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,894,235
Net realized gain	2,894,235
Net change in unrealized appreciation (depreciation) on:
Investments	(933,202)
Net change in unrealized appreciation (depreciation)	(933,202)
Net realized and unrealized gain	1,961,033
Net increase in net assets resulting from operations	$1,958,642

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

RBP® LARGE-CAP DEFENSIVE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2021	Year Ended September 30, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(2,391)	$65,148
Net realized gain on investments	2,894,235	272,307
Net change in unrealized appreciation (depreciation) on investments	(933,202)	(319,133)
Net increase in net assets resulting from operations	1,958,642	18,322

Distributions to shareholders:
A-Class	(94,997)	(326,313)
C-Class	(57,734)	(246,703)
P-Class	(7,242)	(32,263)
Institutional Class	(111,051)	(430,105)
Total distributions to shareholders	(271,024)	(1,035,384)

Capital share transactions:
Proceeds from sale of shares
A-Class	1,657,186	782,860
C-Class	230,320	52,886
P-Class	38,598	65,658
Institutional Class	725,013	25,975
Distributions reinvested
A-Class	89,656	303,287
C-Class	56,578	238,865
P-Class	7,242	32,263
Institutional Class	109,985	426,829
Cost of shares redeemed
A-Class	(1,632,275)	(1,680,480)
C-Class	(1,709,438)	(1,299,675)
P-Class	(86,918)	(175,145)
Institutional Class	(2,339,934)	(861,107)
Net decrease from capital share transactions	(2,853,987)	(2,087,784)
Net decrease in net assets	(1,166,369)	(3,104,846)

Net assets:
Beginning of year	12,203,091	15,307,937
End of year	$11,036,722	$12,203,091

Capital share activity:
Shares sold
A-Class	138,102	76,322
C-Class	19,806	5,021
P-Class	3,075	5,822
Institutional Class	61,053	2,288
Shares issued from reinvestment of distributions
A-Class	8,113	28,318
C-Class	5,337	23,123
P-Class	633	2,912
Institutional Class	9,547	38,212
Shares redeemed
A-Class	(141,601)	(164,317)
C-Class	(151,051)	(133,639)
P-Class	(7,098)	(18,099)
Institutional Class	(202,465)	(85,905)
Net decrease in shares	(256,549)	(219,942)

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RBP® LARGE-CAP DEFENSIVE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Per Share Data
Net asset value, beginning of period	$10.46	$11.06	$12.09	$11.77	$10.43
Income (loss) from investment operations:
Net investment income (loss)[a]	—	.06	.06	.04	.07
Net gain (loss) on investments (realized and unrealized)	1.96	.11	.65	1.64	1.76
Total from investment operations	1.96	.17	.71	1.68	1.83
Less distributions from:
Net investment income	(.03)	(.05)	(.03)	(.04)	(.02)
Net realized gains	(.24)	(.72)	(1.71)	(1.32)	(.47)
Total distributions	(.27)	(.77)	(1.74)	(1.36)	(.49)
Net asset value, end of period	$12.15	$10.46	$11.06	$12.09	$11.77

Total Return[b]	18.97%	1.40%	8.35%	15.27%	18.34%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,494	$3,821	$4,698	$4,200	$3,968
Ratios to average net assets:
Net investment income (loss)	0.01%	0.56%	0.54%	0.37%	0.61%
Total expenses[c]	2.70%	2.48%	2.26%	2.06%	1.86%
Net expenses[d,e,f]	1.20%	1.21%	1.22%	1.21%	1.21%
Portfolio turnover rate	123%	100%	96%	117%	107%

C-Class	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Per Share Data
Net asset value, beginning of period	$10.03	$10.65	$11.76	$11.52	$10.28
Income (loss) from investment operations:
Net investment income (loss)[a]	(.08)	(.02)	(.02)	(.04)	(.02)
Net gain (loss) on investments (realized and unrealized)	1.87	.12	.62	1.60	1.73
Total from investment operations	1.79	.10	.60	1.56	1.71
Less distributions from:
Net realized gains	(.24)	(.72)	(1.71)	(1.32)	(.47)
Total distributions	(.24)	(.72)	(1.71)	(1.32)	(.47)
Net asset value, end of period	$11.58	$10.03	$10.65	$11.76	$11.52

Total Return[b]	18.03%	0.74%	7.44%	14.48%	17.35%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,539	$2,595	$3,882	$5,142	$5,881
Ratios to average net assets:
Net investment income (loss)	(0.70%)	(0.19%)	(0.20%)	(0.36%)	(0.17%)
Total expenses[c]	3.41%	3.22%	2.94%	2.73%	2.54%
Net expenses[d,e,f]	1.95%	1.96%	1.97%	1.95%	1.96%
Portfolio turnover rate	123%	100%	96%	117%	107%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

RBP® LARGE-CAP DEFENSIVE FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Per Share Data
Net asset value, beginning of period	$10.82	$11.41	$12.41	$12.05	$10.65
Income (loss) from investment operations:
Net investment income (loss)[a]	—	.06	.06	.04	.06
Net gain (loss) on investments (realized and unrealized)	2.03	.12	.67	1.69	1.81
Total from investment operations	2.03	.18	.73	1.73	1.87
Less distributions from:
Net investment income	(.03)	(.05)	(.02)	(.05)	—
Net realized gains	(.24)	(.72)	(1.71)	(1.32)	(.47)
Total distributions	(.27)	(.77)	(1.73)	(1.37)	(.47)
Net asset value, end of period	$12.58	$10.82	$11.41	$12.41	$12.05

Total Return	18.98%	1.44%	8.26%	15.33%	18.28%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$327	$318	$443	$585	$896
Ratios to average net assets:
Net investment income (loss)	0.01%	0.56%	0.53%	0.36%	0.56%
Total expenses[c]	2.76%	2.54%	2.30%	1.98%	1.80%
Net expenses[d,e,f]	1.20%	1.21%	1.22%	1.20%	1.21%
Portfolio turnover rate	123%	100%	96%	117%	107%

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RBP® LARGE-CAP DEFENSIVE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Per Share Data
Net asset value, beginning of period	$10.93	$11.52	$12.52	$12.16	$10.78
Income (loss) from investment operations:
Net investment income (loss)[a]	.03	.09	.09	.08	.09
Net gain (loss) on investments (realized and unrealized)	2.04	.12	.68	1.68	1.83
Total from investment operations	2.07	.21	.77	1.76	1.92
Less distributions from:
Net investment income	(.07)	(.08)	(.06)	(.08)	(.07)
Net realized gains	(.24)	(.72)	(1.71)	(1.32)	(.47)
Total distributions	(.31)	(.80)	(1.77)	(1.40)	(.54)
Net asset value, end of period	$12.69	$10.93	$11.52	$12.52	$12.16

Total Return	19.23%	1.69%	8.62%	15.52%	18.58%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,676	$5,468	$6,286	$8,590	$10,563
Ratios to average net assets:
Net investment income (loss)	0.26%	0.81%	0.80%	0.64%	0.82%
Total expenses[c]	2.40%	2.23%	1.97%	1.70%	1.54%
Net expenses[d,e,f]	0.95%	0.96%	0.97%	0.95%	0.96%
Portfolio turnover rate	123%	100%	96%	117%	107%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/21	09/30/20	09/30/19	09/30/18
A-Class	—	—	—	—
C-Class	—	0.00%[g]	—	—
P-Class	—	—	—	—
Institutional Class	—	—	—	—

[g]	Less than 0.01%

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/21	09/30/20	09/30/19	09/30/18	09/30/17
A-Class	1.20%	1.21%	1.21%	1.20%	1.20%
C-Class	1.95%	1.96%	1.96%	1.95%	1.95%
P-Class	1.20%	1.21%	1.21%	1.20%	1.20%
Institutional Class	0.95%	0.96%	0.96%	0.95%	0.95%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2021

To Our Shareholders

Guggenheim RBP® Large-Cap Market Fund (the “Fund”) is managed by a team of seasoned professionals led by Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; Burak Hurmeydan, Ph.D., Director and Portfolio Manager; and Douglas Makin, Director and Portfolio Manager. The following paragraphs discuss the Fund for the fiscal year ended September 30, 2021.

For the one-year period ended September 30, 2021, Guggenheim RBP® Large-Cap Market Fund returned 27.82%1, compared with the 30.73% return of its benchmark, the Dow Jones U.S. Large-Cap Total Stock Market Index. In addition, the Guggenheim RBP® Large-Cap Market IndexSM (the “index”) returned 29.64%.

Strategy Overview

The Fund invests in U.S. large-capitalization companies believed to have a high Required Business Performance® (“RBP®”) Probability, while avoiding companies believed to have the most behavioral risk. The Fund uses a passive management strategy designed to track the total return performance (before fees and expenses) of the Index, which consists of common stocks of companies and units of beneficial ownership in real estate investment trusts from the Dow Jones U.S. Large-Cap Total Stock Market IndexSM. The selection and weighting of the components of the Guggenheim RBP® Large-Cap Defensive Index starts from the set of eligible securities and uses optimization combined with a proprietary risk model that includes eight fundamental style factors as well as custom industries. The objective is to maximize expected return. Optimization constraints are employed in terms of tracking error to the Universe, turnover, active exposures to fundamental factors and industries, and individual constituents’ weights and imposes a Beta target of 1.0 to the Market.

The Fund will generally invest in all of the securities comprising the Index in proportion to the weightings in the Index. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, in securities that comprise the Index. The Fund also may invest up to 20% of its net assets in common stocks and REITS not included in the Index, but which the Investment Manager believes will help the Fund track the Index, as well as in ETFs, futures, put and call options, interest rate, index and total return swap contracts, cash and cash equivalents.

RBP® methodology quantifies the probability of whether a stock can perform according to market expectations by measuring the likelihood that the company’s management can achieve the RBP® to support its current valuation or if investors’ systematic behavioral biases might have caused misalignment between the stock price and management’s ability to deliver. RBP® cannot guarantee nor does it predict profit, performance, or future stock prices.

Performance Review

The Fund delivered solid results for the year, although it underperformed the benchmark, mostly due a shortcoming in security selection. The portfolio benefited from higher exposure to smaller cap companies and a bias toward value, but was hurt by lower exposure to more volatile and less profitable companies, which performed well last year.

The Fund’s leading sector contributors were Information Technology and Consumer Discretionary. Information Technology benefited from being both overweight relative to the benchmark, with strong selection, led by Zebra Technology and Jabil. The Consumer Discretionary sector in the Fund was the largest overweight relative to the benchmark, and outperformed the benchmark primarily by selection. The position in Amazon was significantly underweight relative to the benchmark, and provided the biggest single contributor to returns, as the company’s performance materially underperformed. Overweight positions in Williams Sonoma and Target Corp were large contributors to the sector’s outperformance.

Sectors detracting from performance included Industrials and Healthcare. The Fund’s Healthcare underperformance was most negatively impacted from its holdings in Vertex Pharmaceutical, while the largest impact of underperformance in the Industrials sector was from underweight exposure to Lockheed Martin.

At the end of the period the portfolio sector weightings were neutral to the benchmark, with slight overweights to Consumer Staples and Industrials, and minor underweights to Healthcare and Financials. The portfolio has higher quality characteristics relative to the benchmark, with higher exposures to more profitable and less leveraged and volatile companies.

Performance displayed represents past performance which is no guarantee of future results.

[1]

Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fund performance will lag that of the RBP Index due to fund expenses.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2021

RBP® LARGE-CAP MARKET FUND

OBJECTIVE: Seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Guggenheim RBP® Large-Cap Market IndexSM (the “Market Index” or “Index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	April 27, 2010
C-Class	April 18, 2011
P-Class	April 27, 2010
Institutional Class	February 15, 2011

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	6.5%
Microsoft Corp.	6.2%
Amazon.com, Inc.	4.5%
Alphabet, Inc. — Class C	3.0%
Facebook, Inc. — Class A	2.9%
Tesla, Inc.	2.6%
JPMorgan Chase & Co.	2.3%
Visa, Inc. — Class A	1.9%
Mastercard, Inc. — Class A	1.8%
salesforce.com, Inc.	1.7%
Top Ten Total	33.4%

“Ten Largest Holdings” excludes any temporary cash investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2021

Average Annual Returns*

Periods Ended September 30, 2021

	1 Year	5 Year	10 Year
A-Class Shares	27.82%	15.17%	14.38%
A-Class Shares with sales charge‡	21.78%	14.05%	13.71%
C-Class Shares	26.94%	14.31%	13.61%
C-Class Shares with CDSC§	25.94%	14.31%	13.61%
P-Class Shares**	27.76%	15.15%	14.45%
Institutional Class Shares	28.15%	15.47%	14.76%
Guggenheim RBP Large-Cap Market IndexSM	29.64%	16.77%	16.07%
Dow Jones U.S. Large-Cap Total Stock Market Index	30.73%	17.24%	16.76%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Guggenheim RBP Large-Cap Market IndexSM and the Dow Jones U.S. Large-Cap Total Stock Market are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The first graph is based on A-Class shares only. The second graph is based on P-Class shares only. Performance for C-Class shares and Institutional Class shares will vary due to differences in fee structure.

**	F-1 Class shares redesignated as P-Class shares effective May 9, 2016.
‡

Effective May 9, 2016, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the average annual return since inception based on subscriptions made prior to May 9, 2016, and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after May 9, 2016.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2021
RBP® LARGE-CAP MARKET FUND

	Shares	Value
COMMON STOCKS† - 98.4%

Consumer, Non-cyclical - 21.5%
Procter & Gamble Co.	1,721	$240,596
PayPal Holdings, Inc.*	907	236,010
Thermo Fisher Scientific, Inc.	385	219,962
Pfizer, Inc.	5,065	217,846
Abbott Laboratories	1,720	203,183
Eli Lilly & Co.	870	201,013
S&P Global, Inc.	394	167,407
Corteva, Inc.	3,557	149,679
Catalent, Inc.*	1,098	146,111
PerkinElmer, Inc.	803	139,152
West Pharmaceutical Services, Inc.	326	138,400
McKesson Corp.	678	135,180
Sysco Corp.	1,583	124,265
Equifax, Inc.	478	121,135
Philip Morris International, Inc.	1,266	120,004
Estee Lauder Companies, Inc. — Class A	381	114,273
HCA Healthcare, Inc.	459	111,408
Constellation Brands, Inc. — Class A	424	89,333
Charles River Laboratories International, Inc.*	195	80,471
Dexcom, Inc.*	94	51,405
Johnson & Johnson	46	7,429
Total Consumer, Non-cyclical		3,014,262

Technology - 20.9%
Apple, Inc.	6,435	910,552
Microsoft Corp.	3,104	875,080
salesforce.com, Inc.*	890	241,386
Advanced Micro Devices, Inc.*	1,777	182,853
NXP Semiconductor N.V.	765	149,840
Adobe, Inc.*	246	141,627
Qorvo, Inc.*	836	139,771
Zebra Technologies Corp. — Class A*	256	131,948
Skyworks Solutions, Inc.	755	124,409
NVIDIA Corp.	218	45,161
Total Technology		2,942,627

Financial - 15.8%
JPMorgan Chase & Co.	1,936	316,904
Visa, Inc. — Class A	1,216	270,864
Mastercard, Inc. — Class A	711	247,200
American International Group, Inc.	2,923	160,443
Synchrony Financial	3,221	157,443
First Republic Bank	785	151,411
Prologis, Inc. REIT	1,190	149,262
Equitable Holdings, Inc.	4,967	147,222
Alexandria Real Estate Equities, Inc. REIT	759	145,022
Duke Realty Corp. REIT	2,950	141,216
Goldman Sachs Group, Inc.	335	126,640
Ameriprise Financial, Inc.	460	121,495
Fidelity National Financial, Inc.	1,048	47,516
Berkshire Hathaway, Inc. — Class B*	120	32,753
Total Financial		2,215,391

Communications - 15.5%
Amazon.com, Inc.*	193	634,013
Alphabet, Inc. — Class C*	159	423,784
Facebook, Inc. — Class A*	1,196	405,911
Netflix, Inc.*	391	238,643
T-Mobile US, Inc.*	1,295	165,449
Twitter, Inc.*	2,711	163,717
CDW Corp.	770	140,155
Total Communications		2,171,672

Industrial - 9.0%
United Parcel Service, Inc. — Class B	990	180,279
3M Co.	974	170,859
Northrop Grumman Corp.	456	164,228
L3Harris Technologies, Inc.	687	151,305
FedEx Corp.	640	140,346
Garmin Ltd.	881	136,960
Trex Company, Inc.*	1,121	114,264
AGCO Corp.	850	104,151
Republic Services, Inc. — Class A	585	70,235
Johnson Controls International plc	529	36,014
Total Industrial		1,268,641

Consumer, Cyclical - 8.7%
Tesla, Inc.*	473	366,802
Walmart, Inc.	1,472	205,167
Target Corp.	783	179,127
Home Depot, Inc.	427	140,167
Advance Auto Parts, Inc.	646	134,943
Dollar Tree, Inc.*	1,165	111,514
Best Buy Company, Inc.	822	86,894
Total Consumer, Cyclical		1,224,614

Utilities - 2.6%
Exelon Corp.	3,204	154,881
Vistra Corp.	7,930	135,603
Sempra Energy	619	78,304
Total Utilities		368,788

Energy - 2.4%
Chevron Corp.	2,154	218,523
Cheniere Energy, Inc.*	1,208	117,986
Total Energy		336,509

Basic Materials - 2.0%
DuPont de Nemours, Inc.	2,210	150,258
FMC Corp.	1,039	95,131
International Flavors & Fragrances, Inc.	267	35,703
Total Basic Materials		281,092

Total Common Stocks
(Cost $11,953,487)		13,823,596

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2021
RBP® LARGE-CAP MARKET FUND

	Shares	Value
EXCHANGE-TRADED FUNDS† - 1.0%
SPDR S&P 500 ETF Trust	207	$88,832
Vanguard S&P 500 ETF	148	58,371
Total Exchange-Traded Funds
(Cost $148,769)		147,203

Total Investments - 99.4%
(Cost $12,102,256)		$13,970,799
Other Assets & Liabilities, net - 0.6%		82,884
Total Net Assets - 100.0%		$14,053,683

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$13,823,596	$—	$—	$13,823,596
Exchange-Traded Funds	147,203	—	—	147,203
Total Assets	$13,970,799	$—	$—	$13,970,799

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RBP® LARGE-CAP MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2021

Assets:
Investments, at value (cost $12,102,256)	$13,970,799
Cash	76,755
Prepaid expenses	31,105
Receivables:
Dividends	9,877
Investment Adviser	3,706
Total assets	14,092,242

Liabilities:
Payable for:
Professional fees	19,317
Fund accounting/administration fees	5,810
Distribution and service fees	4,784
Transfer agent/maintenance fees	3,169
Trustees’ fees*	2,259
Due to Investment Adviser	13
Miscellaneous	3,207
Total liabilities	38,559
Net assets	$14,053,683

Net assets consist of:
Paid in capital	$9,156,910
Total distributable earnings (loss)	4,896,773
Net assets	$14,053,683

A-Class:
Net assets	$6,973,489
Capital shares outstanding	524,270
Net asset value per share	$13.30
Maximum offering price per share (Net asset value divided by 95.25%)	$13.96

C-Class:
Net assets	$3,360,125
Capital shares outstanding	274,721
Net asset value per share	$12.23

P-Class:
Net assets	$232,038
Capital shares outstanding	16,835
Net asset value per share	$13.78

Institutional Class:
Net assets	$3,488,031
Capital shares outstanding	242,949
Net asset value per share	$14.36

STATEMENT OF OPERATIONS
Year Ended September 30, 2021

Investment Income:
Dividends	$141,171
Total investment income	141,171

Expenses:
Management fees	96,255
Distribution and service fees:
A-Class	17,989
C-Class	45,014
P-Class	412
Transfer agent/maintenance fees:
A-Class	11,376
C-Class	8,770
P-Class	665
Institutional Class	4,832
Registration fees	64,176
Fund accounting/administration fees	33,338
Professional fees	33,092
Trustees’ fees*	18,404
Custodian fees	4,449
Line of credit fees	559
Miscellaneous	4,416
Total expenses	343,747
Less:
Expenses reimbursed by Adviser:
A-Class	(30,518)
C-Class	(23,093)
P-Class	(1,073)
Institutional Class	(10,734)
Expenses waived by Adviser	(96,183)
Total waived/reimbursed expenses	(161,601)
Net expenses	182,146
Net investment loss	(40,975)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,241,410
Net realized gain	3,241,410
Net change in unrealized appreciation (depreciation) on:
Investments	(267,497)
Net change in unrealized appreciation (depreciation)	(267,497)
Net realized and unrealized gain	2,973,913
Net increase in net assets resulting from operations	$2,932,938

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

RBP® LARGE-CAP MARKET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2021	Year Ended September 30, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(40,975)	$(9,796)
Net realized gain on investments	3,241,410	622,585
Net change in unrealized appreciation (depreciation) on investments	(267,497)	(129,068)
Net increase in net assets resulting from operations	2,932,938	483,721

Distributions to shareholders:
A-Class	(217,350)	(309,791)
C-Class	(255,473)	(416,826)
P-Class	(6,321)	(8,841)
Institutional Class	(71,108)	(241,203)
Total distributions to shareholders	(550,252)	(976,661)

Capital share transactions:
Proceeds from sale of shares
A-Class	2,334,646	1,202,491
C-Class	41,746	19,853
P-Class	96,307	18,988
Institutional Class	1,835,045	161,831
Distributions reinvested
A-Class	188,049	288,783
C-Class	254,181	394,525
P-Class	6,126	8,605
Institutional Class	68,828	237,305
Cost of shares redeemed
A-Class	(943,317)	(1,761,079)
C-Class	(2,718,115)	(1,725,330)
P-Class	(28,453)	(53,893)
Institutional Class	(459,269)	(2,079,112)
Net increase (decrease) from capital share transactions	675,774	(3,287,033)
Net increase (decrease) in net assets	3,058,460	(3,779,973)

Net assets:
Beginning of year	10,995,223	14,775,196
End of year	$14,053,683	$10,995,223

Capital share activity:
Shares sold
A-Class	182,865	112,829
C-Class	3,559	1,995
P-Class	7,099	1,769
Institutional Class	133,301	15,572
Shares issued from reinvestment of distributions
A-Class	16,310	27,141
C-Class	23,844	39,651
P-Class	513	782
Institutional Class	5,542	20,834
Shares redeemed
A-Class	(76,042)	(172,990)
C-Class	(232,133)	(180,173)
P-Class	(2,359)	(4,906)
Institutional Class	(35,568)	(224,146)
Net increase (decrease) in shares	26,931	(361,642)

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RBP® LARGE-CAP MARKET FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Per Share Data
Net asset value, beginning of period	$10.90	$10.71	$12.04	$11.36	$10.17
Income (loss) from investment operations:
Net investment income (loss)[a]	(.01)	.02	.03	.01	.01
Net gain (loss) on investments (realized and unrealized)	2.96	.88	.25	1.84	1.84
Total from investment operations	2.95	.90	.28	1.85	1.85
Less distributions from:
Net investment income	—	(.01)	—	—	—
Net realized gains	(.55)	(.70)	(1.61)	(1.17)	(.66)
Total distributions	(.55)	(.71)	(1.61)	(1.17)	(.66)
Net asset value, end of period	$13.30	$10.90	$10.71	$12.04	$11.36

Total Return[b]	27.82%	8.57%	4.34%	17.47%	19.11%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,973	$4,372	$4,651	$4,280	$4,290
Ratios to average net assets:
Net investment income (loss)	(0.11%)	0.17%	0.32%	0.09%	0.09%
Total expenses[c]	2.48%	2.64%	2.29%	1.86%	1.91%
Net expenses[d,e,f]	1.20%	1.21%	1.22%	1.21%	1.21%
Portfolio turnover rate	105%	76%	81%	93%	98%

C-Class	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Per Share Data
Net asset value, beginning of period	$10.13	$10.07	$11.50	$10.98	$9.92
Income (loss) from investment operations:
Net investment income (loss)[a]	(.10)	(.06)	(.04)	(.07)	(.07)
Net gain (loss) on investments (realized and unrealized)	2.75	.82	.22	1.76	1.79
Total from investment operations	2.65	.76	.18	1.69	1.72
Less distributions from:
Net realized gains	(.55)	(.70)	(1.61)	(1.17)	(.66)
Total distributions	(.55)	(.70)	(1.61)	(1.17)	(.66)
Net asset value, end of period	$12.23	$10.13	$10.07	$11.50	$10.98

Total Return[b]	26.94%	7.69%	3.59%	16.55%	18.24%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,360	$4,859	$6,223	$9,672	$9,309
Ratios to average net assets:
Net investment income (loss)	(0.83%)	(0.57%)	(0.42%)	(0.66%)	(0.65%)
Total expenses[c]	3.22%	3.32%	2.92%	2.62%	2.62%
Net expenses[d,e,f]	1.95%	1.96%	1.97%	1.96%	1.96%
Portfolio turnover rate	105%	76%	81%	93%	98%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

RBP® LARGE-CAP MARKET FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Per Share Data
Net asset value, beginning of period	$11.28	$11.06	$12.37	$11.64	$10.41
Income (loss) from investment operations:
Net investment income (loss)[a]	(.01)	.02	.04	.01	.01
Net gain (loss) on investments (realized and unrealized)	3.06	.91	.26	1.89	1.88
Total from investment operations	3.05	.93	.30	1.90	1.89
Less distributions from:
Net investment income	—	(.01)	—	—	—
Net realized gains	(.55)	(.70)	(1.61)	(1.17)	(.66)
Total distributions	(.55)	(.71)	(1.61)	(1.17)	(.66)
Net asset value, end of period	$13.78	$11.28	$11.06	$12.37	$11.64

Total Return	27.76%	8.54%	4.39%	17.38%	19.16%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$232	$131	$154	$200	$163
Ratios to average net assets:
Net investment income (loss)	(0.10%)	0.17%	0.35%	0.08%	0.11%
Total expenses[c]	2.61%	2.79%	2.34%	1.97%	1.86%
Net expenses[d,e,f]	1.20%	1.21%	1.22%	1.21%	1.21%
Portfolio turnover rate	105%	76%	81%	93%	98%

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RBP® LARGE-CAP MARKET FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Per Share Data
Net asset value, beginning of period	$11.70	$11.44	$12.71	$11.91	$10.60
Income (loss) from investment operations:
Net investment income (loss)[a]	.02	.05	.07	.04	.04
Net gain (loss) on investments (realized and unrealized)	3.19	.95	.27	1.93	1.93
Total from investment operations	3.21	1.00	.34	1.97	1.97
Less distributions from:
Net investment income	—	(.04)	—	—	—
Net realized gains	(.55)	(.70)	(1.61)	(1.17)	(.66)
Total distributions	(.55)	(.74)	(1.61)	(1.17)	(.66)
Net asset value, end of period	$14.36	$11.70	$11.44	$12.71	$11.91

Total Return	28.15%	8.90%	4.62%	17.69%	19.49%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,488	$1,634	$3,747	$5,026	$6,498
Ratios to average net assets:
Net investment income (loss)	0.13%	0.47%	0.59%	0.35%	0.34%
Total expenses[c]	2.15%	2.25%	1.96%	1.57%	1.60%
Net expenses[d,e,f]	0.95%	0.96%	0.97%	0.96%	0.96%
Portfolio turnover rate	105%	76%	81%	93%	98%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/21	09/30/20	09/30/19	09/30/18	09/30/17
A-Class	—	—	—	—	0.18%
C-Class	—	0.00%[g]	—	—	0.14%
P-Class	—	—	—	—	0.15%
Institutional Class	—	—	—	—	0.14%

[g]	Less than 0.01%.

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/21	09/30/20	09/30/19	09/30/18	09/30/17
A-Class	1.20%	1.21%	1.21%	1.20%	1.20%
C-Class	1.95%	1.96%	1.96%	1.95%	1.95%
P-Class	1.20%	1.21%	1.21%	1.20%	1.20%
Institutional Class	0.95%	0.96%	0.96%	0.95%	0.95%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2021

To Our Shareholders

Guggenheim RBP® Large-Cap Value Fund (the “Fund”) is managed by a team of seasoned professionals led by Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; Burak Hurmeydan, Ph.D., Director and Portfolio Manager; and Douglas Makin, Director and Portfolio Manager. The following paragraphs discuss the Fund for the fiscal year ended September 30, 2021.

For the one-year period ended September 30, 2021, Guggenheim RBP® Large-Cap Value Fund returned 30.34%1, compared with the 32.07% return of its benchmark, the Dow Jones U.S. Large-Cap Value Total Stock Market Index. In addition, the Guggenheim RBP® Large-Cap Value IndexSM (the “Index”) returned 32.27%.

Strategy Overview

The Fund invests in U.S. large-capitalization companies believed to have a high Required Business Performance® (“RBP® ”) Probability, while avoiding companies believed to have the most behavioral risk. The Fund uses a passive management strategy designed to track the total return performance (before fees and expenses) of the Index, which consists of common stocks of companies and units of beneficial ownership in real estate investment trusts from the Dow Jones U.S. Large-Cap Value Total Stock Market IndexSM. The selection and weighting of the components of the Guggenheim RBP® Large-Cap Value Index starts from the set of eligible securities and uses optimization combined with a proprietary risk model that includes eight fundamental style factors as well as custom industries. The objective is to maximize expected return. Optimization constraints are employed in terms of tracking error to the Universe, turnover, active exposures to fundamental factors and industries, and individual constituents’ weights.

The Fund will generally invest in all of the securities comprising the Index in proportion to the weightings in the Index. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, in securities that comprise the Index. The Fund also may invest up to 20% of its net assets in common stocks and REITS not included in the Index, but which the Investment Manager believes will help the Fund track the Index, as well as in ETFs, futures, put and call options, interest rate, index and total return swap contracts, cash and cash equivalents.

RBP® methodology quantifies the probability of whether a stock can perform according to market expectations by measuring the likelihood that the company’s management can achieve the RBP® to support its current valuation or if investors’ systematic behavioral biases might have caused misalignment between the stock price and management’s ability to deliver. RBP® cannot guarantee nor does it predict profit, performance, or future stock prices.

Performance Review

The Fund delivered solid results for the year, although just underperforming the benchmark, mostly due a shortfall in security selection. The Fund benefited from having higher exposure to smaller cap companies. However, having exposure to higher quality companies hurt performance, as more volatile and less profitable companies performed well last year.

The Fund’s leading positive sector contributors were Information Technology and Financials. The Information Technology sector weight was in line to the benchmark, but provided strong selection results, driven by its overweight position in Applied Materials. The Financial sector outperformed the benchmark primarily by allocation, being overweight to the benchmark, and selection by being underweight Berkshire Hathaway.

The sectors detracting the most from performance relative to the benchmark included Industrials and Consumer Staples. The Fund’s Industrials underperformance was most negatively impacted by higher holdings in Lockheed Martin and Booze Allen Hamilton. The Consumer Staples sector underperformance was led by overweight exposures to Clorox and Philip Morris International.

At the end of the period the portfolio sector weightings were not materially different than the benchmark, with slight overweights to the benchmark in Consumer Staples and Utilities. The largest portfolio sector underweights are in Information Technology and Health Care. The portfolio has a noticeable bias toward less volatile smaller cap companies, with higher value exposure than the benchmark.

Performance displayed represents past performance which is no guarantee of future results.

[1]

Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fund performance will lag that of the RBP Index due to fund expenses.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2021

RBP® LARGE-CAP VALUE FUND

OBJECTIVE: Seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Guggenheim RBP® Large-Cap Value IndexSM (the “Value Index” or “Index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	April 18, 2011
C-Class	April 18, 2011
P-Class	April 18, 2011
Institutional Class	February 10, 2011

Ten Largest Holdings (% of Total Net Assets)
JPMorgan Chase & Co.	3.3%
Home Depot, Inc.	2.6%
Procter & Gamble Co.	2.5%
Walt Disney Co.	2.4%
Pfizer, Inc.	2.1%
Walmart, Inc.	2.0%
Chevron Corp.	2.0%
Merck & Company, Inc.	1.9%
Abbott Laboratories	1.9%
Eli Lilly & Co.	1.8%
Top Ten Total	22.5%

“Ten Largest Holdings” excludes any temporary cash investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2021

Average Annual Returns*

Periods Ended September 30, 2021

	1 Year	5 Year	10 Year
A-Class Shares	30.34%	10.07%	12.51%
A-Class Shares with sales charge‡	24.19%	9.01%	11.84%
C-Class Shares	29.41%	9.24%	11.71%
C-Class Shares with CDSC§	28.41%	9.24%	11.71%
P-Class Shares**	30.31%	10.05%	12.56%
Institutional Class Shares	30.72%	10.35%	12.86%
Guggenheim RBP Large-Cap Value IndexSM	32.27%	11.50%	14.21%
Dow Jones U.S. Large-Cap Value Total Stock Market Index	32.07%	11.38%	13.39%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Dow Jones U.S. Large-Cap Value Total Stock Market Index and Guggenheim RBP Large-Cap Value IndexSM are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The first graph is based on A-Class shares only. The second graph is based on P-Class shares only. Performance for C-Class shares and Institutional Class shares will vary due to differences in fee structure.

**	F-1 Class shares redesignated as P-Class shares effective May 9, 2016.
‡

Effective May 9, 2016, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the average annual return since inception based on subscriptions made prior to May 9, 2016, and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after May 9, 2016.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2021
RBP® LARGE-CAP VALUE FUND

	Shares	Value
COMMON STOCKS† - 98.0%

Financial - 22.9%
JPMorgan Chase & Co.	865	$141,592
Prologis, Inc. REIT	470	58,952
Berkshire Hathaway, Inc. — Class B*	209	57,044
American International Group, Inc.	965	52,969
Synchrony Financial	1,029	50,298
First Republic Bank	254	48,991
Huntington Bancshares, Inc.	3,138	48,513
Alexandria Real Estate Equities, Inc. REIT	248	47,386
Goldman Sachs Group, Inc.	123	46,498
Ameriprise Financial, Inc.	176	46,485
Equitable Holdings, Inc.	1,541	45,675
Fidelity National Financial, Inc.	990	44,887
Duke Realty Corp. REIT	929	44,471
Everest Re Group Ltd.	177	44,388
American Financial Group, Inc.	342	43,034
Equity LifeStyle Properties, Inc. REIT	550	42,955
Intercontinental Exchange, Inc.	337	38,694
Lamar Advertising Co. — Class A REIT	280	31,766
Santander Consumer USA Holdings, Inc.	706	29,440
Bank of America Corp.	382	16,216
Total Financial		980,254

Consumer, Non-cyclical - 22.6%
Procter & Gamble Co.	779	108,904
Pfizer, Inc.	2,057	88,471
Merck & Company, Inc.	1,090	81,870
Abbott Laboratories	686	81,037
Eli Lilly & Co.	337	77,864
Philip Morris International, Inc.	726	68,818
HCA Healthcare, Inc.	217	52,670
Medtronic plc	420	52,647
Sysco Corp.	667	52,359
Constellation Brands, Inc. — Class A	236	49,723
Catalent, Inc.*	348	46,309
Quanta Services, Inc.	402	45,756
Corteva, Inc.	1,064	44,773
Johnson & Johnson	234	37,791
Church & Dwight Company, Inc.	416	34,349
Laboratory Corporation of America Holdings*	86	24,204
Tyson Foods, Inc. — Class A	218	17,209
Total Consumer, Non-cyclical		964,754

Industrial - 12.9%
United Parcel Service, Inc. — Class B	368	67,013
Caterpillar, Inc.	319	61,238
3M Co.	349	61,221
Waste Management, Inc.	373	55,711
Northrop Grumman Corp.	152	54,743
Johnson Controls International plc	718	48,882
FedEx Corp.	217	47,586
Republic Services, Inc. — Class A	390	46,824
Carrier Global Corp.	778	40,269
Snap-on, Inc.	130	27,163
AGCO Corp.	198	24,261
Garmin Ltd.	106	16,479
Total Industrial		551,390

Consumer, Cyclical - 10.4%
Home Depot, Inc.	340	111,608
Walmart, Inc.	613	85,440
Target Corp.	261	59,709
Dollar Tree, Inc.*	526	50,349
Advance Auto Parts, Inc.	229	47,836
Best Buy Company, Inc.	434	45,878
CarMax, Inc.*	354	45,298
Total Consumer, Cyclical		446,118

Communications - 9.2%
Walt Disney Co.*	595	100,656
Cisco Systems, Inc.	1,021	55,573
AT&T, Inc.	2,028	54,776
eBay, Inc.	752	52,392
Motorola Solutions, Inc.	214	49,717
CDW Corp.	246	44,777
ViacomCBS, Inc. — Class B	589	23,271
Comcast Corp. — Class A	171	9,564
Verizon Communications, Inc.	15	810
Total Communications		391,536

Technology - 8.1%
QUALCOMM, Inc.	526	67,844
Applied Materials, Inc.	497	63,979
KLA Corp.	153	51,180
Entegris, Inc.	386	48,597
Broadridge Financial Solutions, Inc.	278	46,326
Skyworks Solutions, Inc.	277	45,644
Zynga, Inc. — Class A*	3,052	22,981
Total Technology		346,551

Utilities - 5.4%
Exelon Corp.	1,062	51,337
Sempra Energy	390	49,335
American Water Works Company, Inc.	270	45,641
Vistra Corp.	2,449	41,878
Dominion Energy, Inc.	551	40,234
Total Utilities		228,425

Energy - 3.8%
Chevron Corp.	833	84,508
Hess Corp.	631	49,287
Marathon Petroleum Corp.	480	29,669
Total Energy		163,464

Basic Materials - 2.7%
DuPont de Nemours, Inc.	718	48,817
FMC Corp.	467	42,759
Eastman Chemical Co.	248	24,983
Total Basic Materials		116,559

Total Common Stocks
(Cost $3,858,562)		4,189,051

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 53

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2021
RBP® LARGE-CAP VALUE FUND

	Shares	Value
EXCHANGE-TRADED FUNDS† - 1.4%
iShares S&P 500 Value ETF	421	$61,222
Total Exchange-Traded Funds
(Cost $63,240)		61,222

Total Investments - 99.4%
(Cost $3,921,802)		$4,250,273
Other Assets & Liabilities, net - 0.6%		26,618
Total Net Assets - 100.0%		$4,276,891

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$4,189,051	$—	$—	$4,189,051
Exchange-Traded Funds	61,222	—	—	61,222
Total Assets	$4,250,273	$—	$—	$4,250,273

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RBP® LARGE-CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2021

Assets:
Investments, at value (cost $3,921,802)	$4,250,273
Cash	26,567
Prepaid expenses	25,711
Receivables:
Investment Adviser	10,370
Dividends	6,672
Total assets	4,319,593

Liabilities:
Payable for:
Professional fees	27,736
Fund accounting/administration fees	5,794
Trustees’ fees*	3,288
Transfer agent/maintenance fees	2,134
Securities purchased	1,626
Distribution and service fees	666
Due to Investment Adviser	13
Miscellaneous	1,445
Total liabilities	42,702
Net assets	$4,276,891

Net assets consist of:
Paid in capital	$3,354,726
Total distributable earnings (loss)	922,165
Net assets	$4,276,891

A-Class:
Net assets	$181,801
Capital shares outstanding	15,551
Net asset value per share	$11.69
Maximum offering price per share (Net asset value divided by 95.25%)	$12.27

C-Class:
Net assets	$579,972
Capital shares outstanding	49,199
Net asset value per share	$11.79

P-Class:
Net assets	$308,250
Capital shares outstanding	26,585
Net asset value per share	$11.59

Institutional Class:
Net assets	$3,206,868
Capital shares outstanding	265,004
Net asset value per share	$12.10

STATEMENT OF OPERATIONS
Year Ended September 30, 2021

Investment Income:
Dividends	$76,988
Total investment income	76,988

Expenses:
Management fees	28,980
Distribution and service fees:
A-Class	386
C-Class	5,515
P-Class	505
Transfer agent/maintenance fees:
A-Class	898
C-Class	3,756
P-Class	1,536
Institutional Class	19,376
Registration fees	64,568
Fund accounting/administration fees	33,706
Professional fees	33,671
Trustees’ fees*	17,504
Custodian fees	2,593
Line of credit fees	167
Miscellaneous	5,719
Total expenses	218,880
Less:
Expenses reimbursed by Adviser:
A Class	(4,023)
C Class	(21,077)
P Class	(7,644)
Institutional Class	(114,036)
Expenses waived by Adviser	(28,964)
Total waived/reimbursed expenses	(175,744)
Net expenses	43,136
Net investment income	33,852

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	703,074
Net realized gain	703,074
Net change in unrealized appreciation (depreciation) on:
Investments	191,338
Net change in unrealized appreciation (depreciation)	191,338
Net realized and unrealized gain	894,412
Net increase in net assets resulting from operations	$928,264

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 55

RBP® LARGE-CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2021	Year Ended September 30, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$33,852	$51,781
Net realized gain (loss) on investments	703,074	(121,874)
Net change in unrealized appreciation (depreciation) on investments	191,338	(163,562)
Net increase (decrease) in net assets resulting from operations	928,264	(233,655)

Distributions to shareholders:
A-Class	(2,072)	(1,700)
C-Class	(503)	(4,693)
P-Class	(5,432)	(9,386)
Institutional Class	(42,314)	(56,328)
Total distributions to shareholders	(50,321)	(72,107)

Capital share transactions:
Proceeds from sale of shares
A-Class	141,673	51,928
C-Class	59,000	150,749
P-Class	166,440	16,818
Institutional Class	31,094	4,414
Distributions reinvested
A-Class	2,072	1,665
C-Class	503	4,693
P-Class	5,212	9,265
Institutional Class	42,314	56,328
Cost of shares redeemed
A-Class	(26,212)	(72,732)
C-Class	(56,639)	(9,672)
P-Class	(10,290)	(306,848)
Institutional Class	(7,470)	(57,767)
Net increase (decrease) from capital share transactions	347,697	(151,159)
Net increase (decrease) in net assets	1,225,640	(456,921)

Net assets:
Beginning of year	3,051,251	3,508,172
End of year	$4,276,891	$3,051,251

Capital share activity:
Shares sold
A-Class	11,944	5,312
C-Class	5,000	18,422
P-Class	14,650	1,811
Institutional Class	2,501	463
Shares issued from reinvestment of distributions
A-Class	204	158
C-Class	49	453
P-Class	516	882
Institutional Class	4,022	5,309
Shares redeemed
A-Class	(2,320)	(8,110)
C-Class	(4,865)	(1,131)
P-Class	(914)	(29,513)
Institutional Class	(604)	(5,983)
Net increase (decrease) in shares	30,183	(11,927)

56 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RBP® LARGE-CAP VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Per Share Data
Net asset value, beginning of period	$9.30	$10.28	$11.17	$11.12	$9.67
Income (loss) from investment operations:
Net investment income (loss)[a]	.08	.15	.14	.10	.11
Net gain (loss) on investments (realized and unrealized)	2.69	(.96)	.01	1.09	1.61
Total from investment operations	2.77	(.81)	.15	1.19	1.72
Less distributions from:
Net investment income	(.38)	(.11)	(.06)	(.20)	(.22)
Net realized gains	—	(.06)	(.98)	(.94)	(.05)
Total distributions	(.38)	(.17)	(1.04)	(1.14)	(.27)
Net asset value, end of period	$11.69	$9.30	$10.28	$11.17	$11.12

Total Return[b]	30.34%	(8.05%)	2.53%	11.36%	18.07%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$182	$53	$86	$106	$101
Ratios to average net assets:
Net investment income (loss)	0.74%	1.53%	1.41%	0.90%	1.10%
Total expenses[c]	5.90%	7.41%	6.32%	5.49%	5.22%
Net expenses[d,e,f]	1.20%	1.21%	1.22%	1.21%	1.22%
Portfolio turnover rate	132%	95%	101%	104%	132%

C-Class	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Per Share Data
Net asset value, beginning of period	$9.12	$10.14	$11.09	$10.98	$9.49
Income (loss) from investment operations:
Net investment income (loss)[a]	—	.07	.06	.01	.03
Net gain (loss) on investments (realized and unrealized)	2.68	(.94)	.02	1.09	1.59
Total from investment operations	2.68	(.87)	.08	1.10	1.62
Less distributions from:
Net investment income	(.01)	(.09)	(.05)	(.05)	(.08)
Net realized gains	—	(.06)	(.98)	(.94)	(.05)
Total distributions	(.01)	(.15)	(1.03)	(.99)	(.13)
Net asset value, end of period	$11.79	$9.12	$10.14	$11.09	$10.98

Total Return[b]	29.41%	(8.80%)	1.81%	10.54%	17.14%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$580	$447	$317	$516	$542
Ratios to average net assets:
Net investment income (loss)	0.04%	0.79%	0.65%	0.14%	0.34%
Total expenses[c]	6.52%	7.99%	6.75%	6.14%	5.89%
Net expenses[d,e,f]	1.95%	1.96%	1.97%	1.96%	1.97%
Portfolio turnover rate	132%	95%	101%	104%	132%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 57

RBP® LARGE-CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Per Share Data
Net asset value, beginning of period	$9.28	$10.33	$11.25	$11.12	$9.46
Income (loss) from investment operations:
Net investment income (loss)[a]	.08	.15	.14	.10	.11
Net gain (loss) on investments (realized and unrealized)	2.67	(.96)	—	1.10	1.60
Total from investment operations	2.75	(.81)	.14	1.20	1.71
Less distributions from:
Net investment income	(.44)	(.18)	(.08)	(.13)	—
Net realized gains	—	(.06)	(.98)	(.94)	(.05)
Total distributions	(.44)	(.24)	(1.06)	(1.07)	(.05)
Net asset value, end of period	$11.59	$9.28	$10.33	$11.25	$11.12

Total Return	30.31%	(8.10%)	2.47%	11.40%	18.09%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$308	$114	$405	$577	$510
Ratios to average net assets:
Net investment income (loss)	0.75%	1.49%	1.41%	0.90%	1.05%
Total expenses[c]	5.74%	7.18%	6.07%	5.37%	5.31%
Net expenses[d,e,f]	1.20%	1.21%	1.22%	1.21%	1.22%
Portfolio turnover rate	132%	95%	101%	104%	132%

58 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RBP® LARGE-CAP VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Per Share Data
Net asset value, beginning of period	$9.40	$10.42	$11.35	$11.22	$9.61
Income (loss) from investment operations:
Net investment income (loss)[a]	.12	.17	.17	.13	.14
Net gain (loss) on investments (realized and unrealized)	2.74	(.97)	—	1.11	1.62
Total from investment operations	2.86	(.80)	.17	1.24	1.76
Less distributions from:
Net investment income	(.16)	(.16)	(.12)	(.17)	(.10)
Net realized gains	—	(.06)	(.98)	(.94)	(.05)
Total distributions	(.16)	(.22)	(1.10)	(1.11)	(.15)
Net asset value, end of period	$12.10	$9.40	$10.42	$11.35	$11.22

Total Return	30.72%	(7.92%)	2.77%	11.69%	18.42%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,207	$2,437	$2,701	$2,915	$2,887
Ratios to average net assets:
Net investment income (loss)	1.04%	1.78%	1.66%	1.14%	1.35%
Total expenses[c]	5.49%	6.86%	5.80%	5.07%	4.78%
Net expenses[d,e,f]	0.95%	0.96%	0.97%	0.96%	0.97%
Portfolio turnover rate	132%	95%	101%	104%	132%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/21	09/30/20	09/30/19	09/30/18	09/30/17
A-Class	—	—	—	—	1.10%
C-Class	—	0.01%	—	—	1.07%
P-Class	—	0.00%[g]	—	—	1.03%
Institutional Class	—	0.01%	—	—	0.99%

[g]	Less than 0.01%.

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/21	09/30/20	09/30/19	09/30/18	09/30/17
A-Class	1.20%	1.21%	1.21%	1.20%	1.20%
C-Class	1.95%	1.96%	1.96%	1.95%	1.95%
P-Class	1.20%	1.21%	1.21%	1.20%	1.20%
Institutional Class	0.95%	0.96%	0.96%	0.95%	0.95%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 59

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

Transparent Value Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of four separate classes of shares: A-Class shares, C-Class shares, P-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1.25% contingent deferred sales charge (“CDSC”), if shares are redeemed within 18 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares of each Fund automatically convert to A-Class shares of the same Fund on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At September 30, 2021, the Trust consisted of five funds.

This report covers the following funds (collectively, the “Funds”):

Fund Name	Investment Company Type
Directional Allocation Fund	Diversified
RBP® Dividend Fund	Diversified
RBP® Large-Cap Defensive Fund	Diversified
RBP® Large-Cap Market Fund	Diversified
RBP® Large-Cap Value Fund	Diversified

The Funds’ investment objectives are to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Index as follows:

Fund	Index
Directional Allocation Fund	Guggenheim Directional Allocation IndexSM
RBP® Dividend Fund	Guggenheim RBP® Dividend IndexSM
RBP® Large-Cap Defensive Fund	Guggenheim RBP® Large-Cap Defensive IndexSM
RBP® Large-Cap Market Fund	Guggenheim RBP® Large-Cap Market IndexSM
RBP® Large-Cap Value Fund	Guggenheim RBP® Large-Cap Value IndexSM

Guggenheim Partners Investment Management, LLC (“GPIM”), which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

60 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds are valued at the last quoted sale price.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

(b) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of September 30, 2021, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(c) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(d) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares, unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 61

NOTES TO FINANCIAL STATEMENTS (continued)

(e) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(f) Earnings Credits

Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statements of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the year ended September 30, 2021 are disclosed in the Statements of Operations.

(g) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.06% at September 30, 2021.

(h) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Directional Allocation Fund	0.95%
RBP® Dividend Fund	0.75%
RBP® Large-Cap Defensive Fund	0.75%
RBP® Large-Cap Market Fund	0.75%
RBP® Large-Cap Value Fund	0.75%

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted Distribution Plans related to the offering of A-Class, C-Class and P-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of each Fund’s A-Class and P-Class shares, and 1.00% of the average daily net assets of each Fund’s C-Class shares.

The Trust has adopted a shareholder servicing plan (the “Service Plan”) under which a shareholder and/or administration services fee equal to an annual rate of up to 0.15% of the average daily net assets of each Fund’s A-Class shares will be paid to certain service providers for performing certain shareholder and administrative services.

62 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Contractual expense limitation agreements for the following Funds provide that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends or interest on securities sold short, expenses of other investment companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

Fund	Limit	Effective Date	Contract End Date
Directional Allocation Fund – A-Class	1.50%	05/09/16	02/01/23
Directional Allocation Fund – C-Class	2.10%	05/09/16	02/01/23
Directional Allocation Fund – P-Class	1.35%	05/09/16	02/01/23
Directional Allocation Fund – Institutional Class	1.10%	05/09/16	02/01/23
RBP® Dividend Fund – A-Class	1.20%	05/09/16	02/01/23
RBP® Dividend Fund – C-Class	1.95%	05/09/16	02/01/23
RBP® Dividend Fund – P-Class	1.20%	05/09/16	02/01/23
RBP® Dividend Fund – Institutional Class	0.95%	05/09/16	02/01/23
RBP® Large-Cap Defensive Fund – A-Class	1.20%	05/09/16	02/01/23
RBP® Large-Cap Defensive Fund – C-Class	1.95%	05/09/16	02/01/23
RBP® Large-Cap Defensive Fund – P-Class	1.20%	05/09/16	02/01/23
RBP® Large-Cap Defensive Fund – Institutional Class	0.95%	05/09/16	02/01/23
RBP® Large-Cap Market Fund – A-Class	1.20%	05/09/16	02/01/23
RBP® Large-Cap Market Fund – C-Class	1.95%	05/09/16	02/01/23
RBP® Large-Cap Market Fund – P-Class	1.20%	05/09/16	02/01/23
RBP® Large-Cap Market Fund – Institutional Class	0.95%	05/09/16	02/01/23
RBP® Large-Cap Value Fund – A-Class	1.20%	05/09/16	02/01/23
RBP® Large-Cap Value Fund – C-Class	1.95%	05/09/16	02/01/23
RBP® Large-Cap Value Fund – P-Class	1.20%	05/09/16	02/01/23
RBP® Large-Cap Value Fund – Institutional Class	0.95%	05/09/16	02/01/23

GPIM is entitled to reimbursement by the Fund for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GPIM is entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GPIM. At September 30, 2021, the amount of fees waived or expenses reimbursed that are subject to recoupment and will expire during the years ended September 30, are presented in the following table:

Fund	2022	2023	2024	Fund Total
Directional Allocation Fund
A-Class	$3,255	$23,559	$30,514	$57,328
C-Class	41,474	72,789	53,621	167,884
P-Class	6,075	5,669	3,842	15,586
Institutional Class	52,242	112,011	89,377	253,630
RBP® Dividend Fund
A-Class	40,734	48,107	63,294	152,135
C-Class	35,579	37,850	24,180	97,609
P-Class	13,612	12,886	11,082	37,580
Institutional Class	55,275	68,656	60,349	184,280
RBP® Large-Cap Defensive Fund
A-Class	41,746	52,084	61,062	154,892
C-Class	41,172	39,654	31,745	112,571
P-Class	4,531	5,095	5,214	14,840
Institutional Class	69,243	73,237	69,291	211,771
RBP® Large-Cap Market Fund
A-Class	42,778	62,997	73,546	179,321
C-Class	72,429	72,075	56,833	201,337
P-Class	1,910	2,008	2,307	6,225
Institutional Class	39,654	35,171	28,915	103,740
RBP® Large-Cap Value Fund
A-Class	4,803	5,303	4,788	14,894
C-Class	18,157	22,896	25,211	66,264
P-Class	22,311	12,618	9,157	44,086
Institutional Class	125,655	147,044	136,588	409,287

THE GUGGENHEIM FUNDS ANNUAL REPORT | 63

NOTES TO FINANCIAL STATEMENTS (continued)

During the year ended September 30, 2021, no amounts were recouped by GPIM.

For the year ended September 30, 2021, GFD retained sales charges of $10,460 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GPIM and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GPIM or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Funds’ custodian. As custodian, BNY is responsible for the custody of the Funds’ assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Funds’ average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

Note 3 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The tax character of distributions paid during the year ended September 30, 2021 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Directional Allocation Fund	$504,586	$—	$504,586
RBP® Dividend Fund	644,645	52,011	696,656
RBP® Large-Cap Defensive Fund	95,493	175,531	271,024
RBP® Large-Cap Market Fund	—	550,252	550,252
RBP® Large-Cap Value Fund	50,321	—	50,321

The tax character of distributions paid during the year ended September 30, 2020 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
Directional Allocation Fund	$7,885,534	$78,381,559	$—	$86,267,093
RBP® Dividend Fund	545,350	376,574	191,802	1,113,726
RBP® Large-Cap Defensive Fund	76,510	958,874	—	1,035,384
RBP® Large-Cap Market Fund	8,725	967,936	—	976,661
RBP® Large-Cap Value Fund	51,688	20,419	—	72,107

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

64 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The tax components of distributable earnings/(loss) as of September 30, 2021 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences	Total
Directional Allocation Fund	$11,624,956	$38,335,045	$25,957,650	$—	$—	$75,917,651
RBP® Dividend Fund	2,738,212	1,223,205	318,062	—	(183,565)	4,095,914
RBP® Large-Cap Defensive Fund	1,364,041	1,220,395	500,728	—	—	3,085,164
RBP® Large-Cap Market Fund	874,500	2,154,863	1,867,410	—	—	4,896,773
RBP® Large-Cap Value Fund	224,030	369,769	328,366	—	—	922,165

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. The Funds are permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of September 30, 2021, the Funds had no capital loss carryforwards.

For the year ended September 30, 2021, the following capital loss carryforward amounts were utilized:

Fund	Utilized
RBP® Dividend Fund	$998,018
RBP® Large-Cap Value Fund	117,449

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in real estate investment trusts, losses deferred due to wash sales, distributions in connection with redemption of fund shares, and reclassification of distributions. Additional differences may result from the tax treatment of net operating losses and dividends payable. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statements of Assets and Liabilities as of September 30, 2021 for permanent book/tax differences:

Fund	Paid In Capital	Total Distributable Earnings/(Loss)
Directional Allocation Fund	$1,246,877	$(1,246,877)
RBP® Dividend Fund	201,329	(201,329)
RBP® Large-Cap Defensive Fund	240,856	(240,856)
RBP® Large-Cap Market Fund	139,323	(139,323)
RBP® Large-Cap Value Fund	3,497	(3,497)

At September 30, 2021, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
Directional Allocation Fund	$332,297,208	$30,795,414	$(4,837,764)	$25,957,650
RBP® Dividend Fund	24,726,466	957,886	(639,824)	318,062
RBP® Large-Cap Defensive Fund	10,467,335	769,649	(268,921)	500,728
RBP® Large-Cap Market Fund	12,103,389	2,027,088	(159,678)	1,867,410
RBP® Large-Cap Value Fund	3,921,907	427,426	(99,060)	328,366

THE GUGGENHEIM FUNDS ANNUAL REPORT | 65

NOTES TO FINANCIAL STATEMENTS (continued)

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Securities Transactions

For the year ended September 30, 2021, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Directional Allocation Fund	$475,975,602	$579,340,142
RBP® Dividend Fund	37,279,154	34,827,233
RBP® Large-Cap Defensive Fund	13,819,765	16,923,292
RBP® Large-Cap Market Fund	13,300,936	13,230,907
RBP® Large-Cap Value Fund	5,315,114	4,983,494

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended September 30, 2021, the Funds did not engage in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act.

Note 6 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,230,000,000 line of credit from Citibank, N.A., which was in place through October 1, 2021, at which time the line of credit was renewed. A Fund may draw (borrow) from the line of credit, with limits subject to applicable regulatory requirements around leverage, as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate plus ½ of 1%.

The commitment fee that may be paid by the Funds is at an annualized rate of 0.15% of the average daily amount of their allocated unused commitment amount. The commitment fee amount is allocated to the individual Funds based on the respective net assets of each participating Fund and is referenced in the Statement of Operations under “Line of credit fees” or included within “Miscellaneous”. The Funds did not have any borrowings under this agreement as of and for the period ended September 30, 2021.

66 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

On October 1, 2021, the Trust, along with other affiliated trusts, renewed the $1,230,000,000 line of credit with Citibank, N.A.

Note 7 – COVID-19

The outbreak of COVID-19 and the current recovery underway has caused disruption to consumer demand, economic output, and supply chains. There are still travel restrictions, quarantines, and disparate global vaccine distributions. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes. These include providing direct capital infusions into companies, introducing new monetary programs, and considerably lowering interest rates. In some cases, these responses resulted in negative interest rates and higher inflation. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, continue to cause higher inflation, heighten investor uncertainty, and adversely affect the value of the Funds’ investments and the performance of the Funds. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

Note 8 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Funds’ financial statements.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 67

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Transparent Value Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Transparent Value Trust (the “Trust”) (comprising Guggenheim Directional Allocation Fund, Guggenheim RBP® Dividend Fund, Guggenheim RBP® Large-Cap Defensive Fund, Guggenheim RBP® Large-Cap Market Fund and Guggenheim RBP® Large-Cap Value Fund (collectively referred to as the “Funds”)), including the schedules of investments, as of September 30, 2021, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising Transparent Value Trust at September 30, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian, brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
November 29, 2021

68 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2022, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2021.

The Funds’ investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending September 30, 2021, the following funds had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended September 30, 2021, the following Funds had the corresponding percentages qualify as qualified short-term capital gains as permitted by IRC Section 871(k)(2). See qualified short-term capital gain column in the table below.

Fund	Qualified Dividend Income	Dividend Received Deduction	Qualified Short-Term Capital Gain
Directional Allocation Fund	33.18%	32.97%	0.00%
RBP® Dividend Fund	24.42%	22.98%	0.00%
RBP® Large-Cap Defensive Fund	27.97%	27.72%	100.00%
RBP® Large-Cap Value Fund	80.18%	80.11%	0.00%

With respect to the taxable year ended September 30, 2021, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
Directional Allocation Fund	$—	$1,246,877
RBP® Dividend Fund	52,011	365,134
RBP® Large-Cap Defensive Fund	175,531	240,856
RBP® Large-Cap Market Fund	550,252	135,576
RBP® Large-Cap Value Fund	—	3,497

Delivery of Shareholder Reports

Paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 69

OTHER INFORMATION (Unaudited)(continued)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Transparent Value Trust Contracts Review Committee

Transparent Value Trust (the “Trust”) was organized as a Delaware statutory trust on June 8, 2009, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series (each, a “Fund,” and collectively, the “Funds”):

● Guggenheim RBP® Large-Cap Defensive Fund
(“RBP Large-Cap Defensive Fund”)

● Guggenheim RBP® Large-Cap Market Fund
(“RBP Large-Cap Market Fund”)

● Guggenheim Directional Allocation Fund
(“Directional Allocation Fund”)

● Guggenheim RBP® Dividend Fund
(“RBP Dividend Fund”)

● Guggenheim RBP® Large-Cap Value Fund
(“RBP Large-Cap Value Fund”)

● Guggenheim SMID-Cap Directional Allocation Fund
(“SMID-Cap Directional Allocation Fund”)[1]

Guggenheim Partners Investment Management, LLC (“GPIM” or the “Adviser”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”), serves as the investment adviser to each of the Funds pursuant to an investment advisory agreement between the Trust, with respect to the Funds, and GPIM (the “Advisory Agreement”). (Guggenheim Partners, GPIM and their affiliates may be referred to herein collectively as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes GPIM, Guggenheim Funds Investment Advisors, LLC, Security Investors, LLC and other affiliated investment management businesses of Guggenheim Partners.)

Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Adviser regularly provides investment research, advice and supervision, along with a continuous investment program for the Funds, and directs the purchase and sale of securities and other investments for each Fund’s portfolio.

[1]

SMID-Cap Directional Allocation Fund (the “Non-Active Fund”) has been organized as a series of the Trust but has not commenced operations, and shares of the Non-Active Fund are not currently offered to investors. The investment advisory agreement for the Non-Active Fund was not considered for renewal. Consequently, all references to the “Funds” hereafter should be understood as excluding the Non-Active Fund.

70 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

The Advisory Agreement continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose.2 At meetings held by videoconference on April 20, 2021 (the “April Meeting”) and on May 26, 2021 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreement in connection with the Committee’s annual contract review schedule.

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreement and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations the Board received throughout the year regarding performance and operating results of the Funds, and other information relevant to its evaluation of the Advisory Agreement.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary presented by Guggenheim, including, among other things, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports and explanations for custom peer groups created for certain Funds that do not fit well into any particular category.

As part of its evaluation of the Adviser and the proposed renewal of the Advisory Agreement, the Committee took into account that each Fund seeks to track the performance (before fees and expenses) of an index that is constructed with a proprietary methodology. Specifically, the investment objective of each of RBP Large-Cap Defensive Fund, RBP Dividend Fund, RBP Large-Cap Market Fund and RBP Large-Cap Value Fund is to provide investment results that, before fees and expenses, correspond generally to the total return performance of the applicable Guggenheim RBP® Index—i.e., the Guggenheim RBP® Large-Cap Defensive IndexSM, the Guggenheim RBP® Dividend IndexSM, the Guggenheim RBP® Large-Cap Market IndexSM and the Guggenheim RBP® Large-Cap Value IndexSM, respectively (each, an “RBP Index” and collectively, the “RBP Indexes”). The investment objective of Directional Allocation Fund is to provide investment results that, before fees and expenses, correspond generally to the performance of the Guggenheim Directional Allocation IndexSM (the “Directional Allocation Index” and together with the RBP Indexes, the “Indexes” and individually, an “Index”). Each Index consists of securities currently selected for inclusion by the Adviser’s index calculation agent, based on Required Business Performance® (RBP®) Probability scores derived from Guggenheim Investments’ quantitative process. In this regard, the Committee noted that the Indexes and Index construction processes were previously owned and implemented by an affiliate of the Adviser, and that, in August 2018, such affiliate was reorganized into Guggenheim Investments, and the Indexes and Index construction processes were acquired by Guggenheim Investments. The Committee considered that Guggenheim regularly reviews the RBP® process and, as reported to the Board at the May Meeting, had determined to make certain changes to the process to improve Fund performance. The Committee noted that the FUSE reports for the Funds included performance relative to the applicable Index and tracking error data.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and other Guggenheim funds and weighed the factors and standards discussed with Independent Legal Counsel.

[2]

On March 13, 2020, the Securities and Exchange Commission issued an exemptive order providing relief to registered management investment companies from certain provisions of the 1940 Act in light of the outbreak of coronavirus disease 2019 (COVID-19), including the in-person voting requirements under Section 15(c) of the 1940 Act with respect to approving or renewing an investment advisory agreement, subject to certain conditions. The relief, initially provided for a limited period of time, has been extended multiple times and was in effect as of May 26, 2021. The Board, including the Independent Trustees, relied on this relief in voting to renew the Advisory Agreement at a meeting of the Board held by videoconference on May 26, 2021.

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OTHER INFORMATION (Unaudited)(continued)

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of the Advisory Agreement for an additional annual term.

Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee also considered other information, including Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, funds in the Guggenheim fund complex, including the Funds.

The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment and Index construction processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Funds, including entrepreneurial, legal, regulatory and operational risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds and other Guggenheim funds, including the OCFO’s resources, personnel and services provided.

With respect to Guggenheim’s resources and the ability of the Adviser to carry out its responsibilities under the Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

The Committee also considered the acceptability of the terms of the Advisory Agreement, including the scope of services required to be performed by the Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds.

Investment Performance: The Committee received, for each Fund, investment returns for the since-inception, five-year, three-year, one-year and three-month periods ended December 31, 2020. In addition, the Committee received a comparison of each Fund’s performance to the performance of a universe of funds and a narrower peer group of similar funds based on asset levels as identified by FUSE, in each case for the same periods. The Committee also received from FUSE a description of the methodology for identifying each Fund’s peer group and universe for performance and expense comparisons. The Committee also received certain updated performance information as of March 31, 2021. In light of Directional Allocation Fund’s unique strategy, FUSE identified a peer group categorized as “U.S. equity long/cash funds” with risk management and/or rotational/timing strategies similar to that of the Fund, but did not identify a broader universe of comparable funds. In addition, as noted above, the FUSE reports included each Fund’s total return over various time periods compared to the results of the Index that the Fund tracks, as well as tracking error results.

72 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

In seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe or, as applicable, peer group of funds. Except as to the individual Fund discussed below, the Committee observed that the returns of each Fund’s Institutional Class shares ranked in the third quartile or better of such Fund’s performance universe or peer group, as applicable, for each of the relevant periods considered. The Committee also determined that each Fund tracked its Index within an acceptable range for each of the relevant periods considered.

In addition, the Committee made the following observations:

RBP Large-Cap Defensive Fund: The returns of the Fund’s Institutional Class shares ranked in the 75th and 78th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2020, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over these time periods can be attributed to the method by which the RBP® process weights stocks in the Fund during the stock selection process, which results in an implicit underweight to the largest stocks, especially mega-cap stocks that performed well over the past few years, and an overweight to relatively less large cap stocks within the Fund’s investment universe. The Committee considered management’s further explanation that the Fund’s defensive strategy has led it to be underweight high volatility stocks, detracting from relative performance as volatility as a factor has performed well over the last few years. The Committee noted that the Fund’s five-year and three-year performance rankings had not improved as of March 31, 2021, and that management had determined to make certain changes to the RBP® process to improve performance.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, the Committee concluded that: (i) each Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and efforts to improve investment performance.

Comparative Fees, Costs of Services Provided and the Benefits Realized by the Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee, net effective management fee3 and total net expense ratio to the applicable peer group. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements), of the peer group of funds. In addition, the Committee considered information regarding Guggenheim’s process for evaluating the competitiveness of each Fund’s fees and expenses, noting Guggenheim’s statement that evaluations seek to incorporate a variety of factors with a general focus on ensuring fees and expenses: (i) are competitive; (ii) give consideration to resource support requirements; and (iii) ensure Funds are able to deliver on shareholder return expectations.

The Committee also noted Guggenheim’s statement that it does not provide advisory services to other clients that have investment strategies similar to those of the Funds and, as a result, the Committee did not consider it relevant to compare the Funds’ advisory fees to the advisory fees charged to other clients of Guggenheim.

In further considering the comparative fee and expense data presented in the Contract Review Materials and addressed by Guggenheim, the Committee took into account those Funds with currently effective expense limitation agreements with the Adviser. Except as to the individual Fund discussed below, the Committee observed that the contractual advisory fee, net effective management fee and total net expense ratio for each Fund’s Institutional Class shares each rank in the third quartile or better of such Fund’s peer group.

In addition, the Committee made the following observations:

Directional Allocation Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the second quartile (30th percentile) of its peer group. Although the net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (80th percentile) of its peer group, the Committee considered that the total net expense ratio for the Fund’s Institutional Class shares ranks in the second quartile (30th percentile). The Committee took into account the Fund’s currently effective expense limitation agreement with the Adviser.

With respect to the costs of services provided and benefits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2020, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, expense

[3]

The “net effective management fee” for each Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 73

OTHER INFORMATION (Unaudited)(concluded)

waivers, earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2019. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing, among other things, in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented.

The Committee also considered other benefits available to the Adviser because of its relationship with the Funds and noted Guggenheim’s statement that it does not believe the Adviser derives any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s statement that, although it does not consider such benefits to be fall-out benefits, the Adviser may benefit from certain economies of scale and synergies, such as enhanced visibility of the Adviser, enhanced leverage in fee negotiations and other synergies arising from offering a broad spectrum of products, including the Funds.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, the Committee concluded that the comparative fees and the benefits realized by the Adviser from its relationship with the Funds were appropriate and that the Adviser’s profitability from its relationship with the Funds was not unreasonable.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to and shared with the shareholders. In evaluating economies of scale, the Committee considered that all of the Funds, other than the Directional Allocation Fund, had very small average net assets. The Committee considered that Guggenheim believes it is appropriately sharing potential economies of scale and that, although Guggenheim’s overall expenses declined in 2020, generally, costs are anticipated to increase in many key areas, including compensation of portfolio managers, key analysts and support staff, as well as for infrastructure needs, with respect to risk management oversight, valuation processes and disaster recovery systems, among other things.

The Committee also noted the process employed by the Adviser to evaluate whether it would be appropriate to institute a new breakpoint for a Fund, with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee considered Guggenheim’s view that it seeks to share economies of scale through a number of means, including breakpoints, advisory fees set at competitive rates pre-assuming future asset growth, expense waivers and limitations, and investments in personnel, operations and infrastructure to support the Fund business. The Committee also received information regarding amounts that had been shared with shareholders through such expense waivers and limitations. Thus, the Committee considered the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, the Committee concluded that the advisory fee for each Fund was reasonable.

Overall Conclusions

The Committee concluded that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of the Advisory Agreement is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his or her well-informed business judgment, may afford different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of the Advisory Agreement for an additional annual term.

74 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2015 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	158	Current: Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2006-2016).
Angela Brock-Kyle (1959)	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	157	Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present). Former: Infinity Property & Casualty Corp. (2014-2018).
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2019 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Co-Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present).	157	Current: US Global Investors (GROW) (1995-present). Former: Harvest Volatility Edge Trust (3) (2017-2019).
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2015	Current: Of Counsel, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	158

Current: PPM Funds (2) (2018-present); Edward-Elmhurst Healthcare System (2012-present).

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2019 (Trustee) Since 2020 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	157	Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present). Former: SSGA Master Trust (1) (2018-2020).
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2015

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				157	Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

76 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2015 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	157	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Investment Manager and/or the parent of the Investment Manager.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2015

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2015	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2015	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2016

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim
Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

78 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2015

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2015

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2015

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

82 | THE GUGGENHEIM FUNDS ANNUAL REPORT

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In compliance with SEC Rule 22e-4 under the U.S. Investment Company Act of 1940 (the “Liquidity Rule”), Transparent Value Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Trust’s Board of Trustees (the “Board”) has also designated a Program administrator (the “Administrator”).

The Liquidity Rule requires that the Program be reasonably designed to assess and manage each Fund’s liquidity risk. A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Program includes a number of elements that support the assessment, management and review of liquidity risk. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. There is no guarantee that the Program will achieve its objective under all circumstances.

Under the Program, each Fund portfolio investment is classified into one of four liquidity categories based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Program is reasonably designed to meet Liquidity Rule requirements relating to “highly liquid investment minimums” (i.e., the minimum amount of Fund net assets to be invested in highly liquid investments that are assets) and to monitor compliance with the Liquidity Rule’s limitations on a Fund’s investments in illiquid investments. Under the Liquidity Rule, a Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

During the period covered by this shareholder report, the Board received a written report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from March 31, 2020, to March 31, 2021. The Report concluded that the Program operated effectively, the Program had been and continued to be reasonably designed to assess and manage each Fund’s liquidity risk, and the Program has been adequately and effectively implemented to monitor and respond to the Funds’ liquidity developments, as applicable. The Report further concluded that the Program operated effectively during recent market conditions arising from COVID-19.

Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

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Item 2.	Code of Ethics.

The registrant’s Board of Trustees has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report. The Code is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Sandra G. Sponem. Ms. Sponem is “independent,” meaning that she is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and she does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in her capacity as a Board or committee member).

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the audit committee or Board of Trustees.)

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: the aggregate Audit Fees billed by the registrant’s principal accountant for professional services rendered for the audit of the annual financial statements, or services that are normally provided by the accountant in connection with the statutory and regulatory filings or engagements were $96,226 and $96,226 for the fiscal years ended September 30, 2021 and September 30, 2020, respectively.

(b)	Audit-Related Fees: the aggregate Audit-Related Fees billed by the registrant’s principal accountant for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 and $0 for fiscal years ended September 30, 2021 and September 30, 2020, respectively.

(c)	Tax Fees: the aggregate Tax Fees billed by the registrant’s principal accountant for professional services rendered for tax compliance, tax advice and tax planning including preparation of tax returns and distribution assistance were $45,672 and $46,439 for the fiscal years ended September 30, 2021 and September 30, 2020, respectively. These services consisted of (i) preparation of U.S. federal, state and excise tax returns; (ii) U.S. federal and state tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired and (iv) review of U.S. federal excise distribution calculations

(d)	All Other Fees: the aggregate All Other Fees billed by the registrant’s principal accountant for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item 4, were $0 and $0 for the fiscal years ended September 30, 2021 and September 30, 2020, respectively.

(e)	Audit Committee Pre-Approval Policies and Procedures.

(1)	Audit Committee pre-approval policies and procedures:

To fulfill its responsibilities and duties the Audit Committee (the “Committee”) shall:

1.	Pre-Approval Policy (Trusts). Pre-approve any engagement of the independent auditors to provide any services, other than “prohibited non-audit services,” to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The categories of services to be reviewed and considered for pre-approval include those services set forth under Section II.A.1. of the Background and Definitions for Audit Committee Charter (collectively, “Identified Services”).

(b)	The Committee has pre-approved Identified Services for which the estimated fees are less than $25,000.

(c)	For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such Identified Services on behalf of the Committee.

(d)	For Identified Services with estimated fees of $50,000 or more, such Identified Services require pre-approval by the Committee.

(e)	All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Principal/Chief Accounting Officer (“CAO”) of the Trust by the independent auditor using the pre-approval request form. The Trust’s CAO will determine whether such services are included within the list of services that have received the general pre-approval of the Committee.

(f)	The independent auditors or the CAO of the Trust (or an officer of the Trust who reports to the CAO) shall report to the Committee at each of its regular scheduled meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee). The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services under which pre-approval was obtained).

2.	Pre-Approval Policy (Adviser or Any Control Affiliate). Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations or financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations or financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(b)	For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations or financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

a.	Pre-Approval Requirements

i.	Categories of Services to be Reviewed and Considered for Pre-Approval

1.	Audit Services

a.	Annual financial statement audits

b.	Seed audits (related to new product filings, as required)

c.	SEC and regulatory filings and consents

2.	Audit-Related Services

a.	Accounting consultations

b.	Fund merger/reorganization support services

c.	Other accounting related matters

d.	Agreed upon procedures reports

e.	Attestation reports

f.	Other internal control reports

3.	Tax Services

a.	Recurring tax services:

i.	Preparation of Federal and state income tax returns, including extensions

ii.	Preparation of calculations of taxable income, including fiscal year tax designations

iii.	Preparation of annual Federal excise tax returns (if applicable)

iv.	Preparation of calendar year excise distribution calculations

v.	Calculation of tax equalization on an as-needed basis

vi.	Preparation of monthly/quarterly estimates of tax undistributed position for closed-end funds

vii.	Preparation of the estimated excise distribution calculations on an as-needed basis

viii.	Preparation of calendar year shareholder reporting designations on Form 1099

ix.	Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis

x.	Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes

xi.	Assistance with management’s identification of passive foreign investment companies (PFICs) for tax purposes

b.	Permissible non-recurring tax services upon request:

i.	Assistance with determining ownership changes which impact a Fund’s utilization of loss carryforwards

ii.	Assistance with corporate actions and tax treatment of complex securities and structured products

iii.	Assistance with IRS ruling requests and calculation of deficiency dividends

iv.	Conduct training sessions for the Adviser’s internal tax resources

v.	Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions

vi.	Tax services related to amendments to Federal, state and local returns and sales and use tax compliance

vii.	RIC qualification reviews

viii.	Tax distribution analysis and planning

ix.	Tax authority examination services

x.	Tax appeals support services

xi.	Tax accounting methods studies

xii.	Fund merger, reorganization and liquidation support services

xiii.	Tax compliance, planning and advice services and related projects

xiv.	Assistance with out of state residency status

xv.	Provision of tax compliance services in India for Funds with direct investments in India

(2)	None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	Non-Audit Fees. The aggregate non-audit fees billed by the registrant's accountant for the most recent fiscal year and the preceding years for services rendered to the registrant, the investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $45,672 and $46,439, respectively. These aggregate fees were less than the aggregate fees billed for the same periods by the registrant’s principal accountant for audit services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.

(h)	Auditor Independence. The registrant’s Audit Committee was provided with information relating to the provision of non-audit services by Ernst & Young, LLP to the registrant’s investment adviser (not including any sub adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved by the Audit Committee so that a determination could be made whether the provision of such services is compatible with maintaining Ernst & Young, LLP’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Mangers of Closed-end Management Investment Companies

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board.

Item 11.	Controls and Procedures.

(a)	The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

.

(a)(2) Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Transparent Value Trust

By (Signature and Title)*	/s/ Brian E. Binder
Brian E. Binder, President and Chief Executive Officer

Date	December 9, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian E. Binder
Brian E. Binder, President and Chief Executive Officer

Date	December 9, 2021

By (Signature and Title)*	/s/ John L. Sullivan
John L. Sullivan, Chief Financial Officer, Chief Accounting Officer and Treasurer

Date	December 9, 2021

*	Print the name and title of each signing officer under his or her signature.